--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RIMCO MONUMENT FUNDS
COMBINED PROSPECTUS

RIMCO Monument Funds (the "Trust"), an open-end management investment company (a mutual fund), offers investors interests in the following five separate investment portfolios (the "Funds"), each having a distinct investment objective and policies:

     - RIMCO Monument U.S. Treasury Money Market Fund;

     - RIMCO Monument Prime Money Market Fund;

Class A Shares
Class B Shares

- RIMCO Monument Bond Fund;
     - RIMCO Monument Stock Fund; and
     - RIMCO Monument Small Capitalization Equity Fund.

The investment adviser to the Funds is Riggs Investment Management Corp. (RIMCO), a subsidiary of The Riggs National Bank of Washington, D.C. Federated Securities Corp. is the distributor. This combined prospectus contains the information you should read and know before you invest in any of the Funds in the Trust. Keep this prospectus for future reference.


Additional information about the Trust is contained in the Trust's combined Statement of Additional Information dated December 18, 1995 which has also been filed with the Securities and Exchange Commission. The information contained in the combined Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information free of charge, obtain other information, or make inquiries about any of the Funds by writing to the Trust or calling 1-800-934-3883.


THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT FDIC INSURED AND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY THE RIGGS NATIONAL BANKS. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THE PRIME MONEY MARKET FUND AND U.S. TREASURY MONEY MARKET FUND
ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE IS NO ASSURANCE THAT THESE FUNDS WILL BE ABLE TO DO SO.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated December 18, 1995


TABLE OF CONTENTS
--------------------------------------------------------------------------------

SYNOPSIS                                                                       1
------------------------------------------------------

EXPENSES OF THE FUNDS                                                          3
------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                           6
------------------------------------------------------

OBJECTIVE OF EACH FUND                                                        11
------------------------------------------------------

U.S. Treasury Money Market Fund                                             11
Prime Money Market Fund                                                     11
Bond Fund                                                                   14
Stock Fund                                                                  16
Small Capitalization Fund                                                   18
PORTFOLIO INVESTMENTS AND STRATEGIES                                          19
------------------------------------------------------

Borrowing Money                                                             19
Diversification                                                             19
Restricted and Illiquid Securities                                          19
Investing in New Issuers                                                    20
Repurchase Agreements                                                       20
When-Issued and Delayed
Delivery Transactions                                                    20
Lending of Portfolio Securities                                             21
Convertible Securities                                                      21
U.S. Government Securities                                                  21
Equity Investment Considerations
and Risk Factors                                                         22
Put and Call Options                                                        22
Futures and Options on Futures                                              22
Investing in Securities of Other
Investment Companies                                                     23
Demand Master Notes                                                         24
Foreign Investments                                                         24
Temporary Investments                                                       24
RIMCO MONUMENT FUNDS INFORMATION                                              24
------------------------------------------------------
Management of RIMCO Monument Funds 24
Distribution of Shares of the Funds                                         26
Administration of the Funds                                                 27
EXPENSES OF THE FUNDS                                                         28
------------------------------------------------------

NET ASSET VALUE                                                               28
------------------------------------------------------

INVESTING IN THE FUNDS                                                        29
------------------------------------------------------

Share Purchases                                                             29
Minimum Investment Required                                                 30
What Shares Cost                                                            30
Systematic Investment Program                                               34
Retirement Plans                                                            34
Certificates and Confirmations                                              34
Dividends                                                                   34
Capital Gains                                                               35
EXCHANGES                                                                     35
------------------------------------------------------

REDEEMING SHARES                                                              36
------------------------------------------------------

Systematic Withdrawal Program                                               37
Accounts with Low Balances                                                  38
SHAREHOLDER INFORMATION                                                       38
------------------------------------------------------

Voting Rights                                                               38
Massachusetts Partnership Law                                               38

EFFECT OF BANKING LAWS                                                        39
------------------------------------------------------

TAX INFORMATION                                                               39
------------------------------------------------------

Federal Income Tax                                                          39

PERFORMANCE INFORMATION                                                       40
------------------------------------------------------

ADDRESSES                                                                     41
------------------------------------------------------


SYNOPSIS
--------------------------------------------------------------------------------

The Trust, an open-end management investment company, was established as a Massachusetts business trust under a Declaration of Trust dated April 1, 1991. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares of any one portfolio may be offered in separate classes. The Funds are designed for customers of financial institutions such as banks, fiduciaries, custodians of public funds and investment advisers.

As of the date of this prospectus, the Trust is comprised of the following five
Funds:
- RIMCO Monument U.S. Treasury Money Market Fund ("U.S. Treasury Money
      Market Fund")--seeks to provide current income consistent with stability of principal and liquidity by investing in U.S. Treasury obligations.
- RIMCO Monument Prime Money Market Fund ("Prime Money Market Fund" and together with the U.S. Treasury Money Market Fund, the "Money Market Funds")--seeks to provide current income consistent with stability of principal and liquidity by investing exclusively in a portfolio of money market instruments maturing in 13 months or less.
- RIMCO Monument Bond Fund ("Bond Fund")--seeks to achieve current income by investing in a diversified portfolio of investment grade securities and will attempt to maintain an average weighted portfolio maturity of between five and ten years.
- RIMCO Monument Stock Fund ("Stock Fund")--seeks to provide growth of capital and income primarily through equity investments such as common stocks and securities convertible into common stocks.

     - RIMCO Monument Small Capitalization Equity Fund ("Small Capitalization Fund")--seeks to provide long-term capital appreciation through equity securities of companies that have a market value capitalization of up to $1 billion.

For information on how to purchase shares of any of the Funds please refer to "Investing in the Funds." In most cases, a minimum initial investment of $2,500 is required for each Fund. In most cases, subsequent investments must be in amounts of at least $100. See "Minimum Investment Required." Shares of the Prime Money Market Fund are issued in two classes: Class A Shares and Class B Shares. Class B Shares are only available in connection with a Cash Sweep Program offered by Riggs National Bank, and are subject to a Rule 12b-1 distribution fee at an annual rate of 0.50% of the average daily net asset value of the Fund's Class B Shares. Class A and Class B Shares of the Prime Money Market Fund and shares of U.S. Treasury Money Market Fund are sold at net asset value without a sales charge. Shares of the Bond Fund are sold at net asset value plus a maximum sales charge of 4.75%, and shares of the Stock and Small Capitalization Funds are sold at net asset value plus a maximum sales charge of 5.75%, which may be reduced as discussed under "What Shares Cost." Shares of each Fund are redeemed at net asset value. Information on redeeming shares may be found under "Redeeming Shares." The Funds are advised by Riggs Investment Management Corp.


RISK FACTORS. Investors should be aware of the following general considerations. The market value of fixed-income securities, which constitute a major part of the investments of several Funds, may vary inversely in response to changes in prevailing interest rates. The market value of the equity securities in which some of the Funds invest will also fluctuate, and the possibility exists that the value of common stocks could decline over short or even extended periods of time. The section entitled "Equity Investment Considerations and Risk Factors" also discloses the potential risks related to small capitalization stocks. The foreign securities in which several Funds may invest may be subject to certain risks in addition to those inherent in U.S. investments. One or more Funds may make certain investments and employ certain investment techniques that involve other risks, including entering into repurchase agreements, lending portfolio securities and entering into futures contracts and related options as hedges. These risks and those associated with investing in mortgage-backed securities, when-issued securities, options and variable rate securities are described under "Objective of Each Fund" and "Portfolio Investments and Strategies."




EXPENSES OF THE FUNDS--MONEY MARKET FUNDS
--------------------------------------------------------------------------------

                                         SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)...............................     None
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)....................     None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, as applicable).....................................................................     None
Redemption Fees (as a percentage of amount redeemed, if applicable).......................................     None
Exchange Fee..............................................................................................     None
                                          ANNUAL FUND OPERATING EXPENSES
                                     (As a percentage of average net assets)*

                                                                                    PRIME MONEY MARKET FUND
                                                               U.S. TREASURY      ----------------------------
                                                             MONEY MARKET FUND      CLASS A         CLASS B
                                                             -----------------    ------------    ------------
Management Fee (after waiver).............................           0.30%(1)          0.31%(2)        0.31%(2)
12b-1 Fee.................................................            None              None           0.50%
Total Other Expenses......................................           0.30%             0.22%           0.22%
    Total Fund Operating Expenses.........................           0.60%(3)          0.53%(3,4)      1.03%(4)


* Total Fund Operating Expenses for the Class A Shares and Class B Shares of Prime Money Market Fund are estimated based on average expenses expected to be incurred during the period ending April 30, 1996. During the course of this period, expenses may be more or less than the average amounts shown.

(1) The management fee of the U.S. Treasury Money Market Fund has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver of expenses at any time at its sole discretion. The maximum management fee is 0.50%.

(2) The management fee of the Prime Money Market Fund has been reduced to reflect the anticipated voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver of expenses at any time at its sole discretion. The maximum management fee is 0.50%.

 (3) The Annual Fund Operating Expenses for the fiscal year ended April 30, 1995 were 0.60% for the U.S. Treasury Money Market Fund, and 0.44% for the Class A Shares of Prime Money Market Fund. Absent the voluntary waiver of the management fees as described in footnotes number one and two above, the Annual Fund Operating Expenses were 0.80% for the U.S. Treasury Money Market Fund, and 0.68% for the Class A Shares of Prime Money Market Fund.


(4) Absent the anticipated voluntary waiver of the management fee as described in footnote number two above, the Annual Fund Operating Expenses are estimated to be 0.72% for the Class A Shares of Prime Money Market Fund, and 1.22% for the Class B Shares of Prime Money Market Fund. Class B Shareholders may be subject to additional fees charged by Riggs National Bank in connection with the Cash Sweep Program.

THE PURPOSE OF THIS TABLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER IN THE FUNDS WILL BEAR,
EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "RIMCO MONUMENT FUNDS INFORMATION." Wire-transferred redemptions of less than $5,000 or in excess of one per month may be subject to additional fees.


    Long-term shareholders of Class B Shares of Prime Money Market Fund may pay more than the economic equivalent of the maximum front-end sales load permitted under the rules of the National Association of Securities Dealers, Inc. ("NASD"). However, in order for an investor in Class B Shares of Prime Money Market Fund to exceed the NASD's maximum front-end sales charge of 6.25%, a continuous investment in Class B Shares for 25 years would be required.

                                                                                    PRIME MONEY MARKET FUND
                                                               U.S. TREASURY      ----------------------------
                          EXAMPLE                            MONEY MARKET FUND      CLASS A         CLASS B
-----------------------------------------------------------  -----------------    ------------    ------------
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return; and (2) redemption at the
  end of each time period.
   1 Year..................................................         $ 6               $  5            $ 11
   3 Years.................................................         $19               $ 17            $ 23
   5 Years.................................................         $33               $ 30             N/A
  10 Years.................................................         $75               $ 66             N/A



    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE, FOR THE CLASS A AND CLASS B SHARES OF PRIME MONEY MARKET FUND, IS BASED ON ESTIMATED DATA FOR THE FISCAL YEAR ENDING APRIL 30, 1996.



EXPENSES OF THE FUNDS--BOND FUND AND STOCK FUND
--------------------------------------------------------------------------------

                 SHAREHOLDER TRANSACTION EXPENSES                    BOND FUND    STOCK FUND
                                                                     ---------    ----------
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price).................................................     4.75%        5.75%
Maximum Sales Load Imposed on Reinvested Dividends (as a
  percentage of offering price)...................................      None         None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, as applicable).............................      None         None
Redemption Fees (as a percentage of amount redeemed, if
  applicable).....................................................      None         None
Exchange Fee......................................................      None         None
                        ANNUAL FUND OPERATING EXPENSES
                   (As a percentage of average net assets)

                                                                     BOND FUND    STOCK FUND
                                                                     ---------    ----------
Management Fee (after waiver)(1)..................................     0.35%         0.61%
12b-1 Fee.........................................................      None          None
Total Other Expenses..............................................     0.45%         0.37%
     Total Fund Operating Expenses(2).............................     0.80%         0.98%


(1) The management fee of each Fund has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver of expenses at any time at its sole discretion. With respect to each Fund the maximum management fee is 0.75%.

(2) The Annual Fund Operating Expenses for the fiscal year ended April 30, 1995 were 0.80% for the Bond Fund, and 0.98% for the Stock Fund. Absent voluntary waiver of the management fees as described in note one above, the Annual Fund Operating Expenses were 1.20% for the Bond Fund, and 1.12% for the Stock Fund.

     THE PURPOSE OF THIS TABLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER IN THE FUNDS WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "RIMCO MONUMENT FUNDS INFORMATION." Wire-transferred redemptions of less than $5,000 or in excess of one per month may be subject to additional fees.


                             EXAMPLE                                 BOND FUND    STOCK FUND
------------------------------------------------------------------   ---------    ----------
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales load
referenced above. As noted in the table above, the Funds do not charge a contingent deferred sales charge.
   1 Year.........................................................     $  55         $ 67
   3 Years........................................................     $  72         $ 87
   5 Years........................................................     $  90         $109
  10 Years........................................................     $ 142         $171



     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.




EXPENSES OF THE FUNDS--SMALL CAPITALIZATION EQUITY FUND

--------------------------------------------------------------------------------

                              SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of offering price).........    5.75%
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering
  price)............................................................................     None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, as applicable)...............................................     None
Redemption Fees (as a percentage of amount redeemed, if applicable).................     None
Exchange Fee........................................................................     None
                               ANNUAL FUND OPERATING EXPENSES*
                      (As a percentage of projected average net assets)

Management Fee (after waiver)(1)....................................................    0.00%
12b-1 Fee...........................................................................     None
Total Other Expenses................................................................    1.06%
     Total Fund Operating Expenses(2),(3)...........................................    1.06%


(1) The estimated management fee has been reduced to reflect the anticipated voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver of expenses at any time at its sole discretion. The maximum management fee is 0.80%.

(2) The Total Fund Operating Expenses are estimated to be 1.86% absent the anticipated voluntary waiver of the management fee, as described in note one above.


(3) For the period from February 27, 1995 to April 30, 1995, the Total Fund Operating Expenses were 1.66%.


* Total Fund Operating Expenses are estimated based on average expenses expected to be incurred during the period ending April 30, 1996. During the course of this period, expenses may be more or less than the average amount shown above.


     THE PURPOSE OF THIS TABLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER IN THE FUND WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "RIMCO MONUMENT FUNDS INFORMATION." Wire-transferred redemptions of less than $5,000 or in excess of one per month may be subject to additional fees.



                                  EXAMPLE                                     1 year    3 years
---------------------------------------------------------------------------   ------    -------
You would pay the following expenses on a $1,000 investment assuming (1) 5%
annual return; (2) redemption at the end of each time period; and (3)
payment of the maximum sales load of 5.75%. As noted in the table above,
the Fund does not charge a contingent deferred sales charge................    $68        $89



     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


RIMCO MONUMENT U.S. TREASURY MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Ernst & Young LLP, the Trust's independent auditors. Their report dated June 9, 1995, on the Trust's financial statements for the year ended April 30, 1995, is included in the combined Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.

                                                              YEAR ENDED APRIL 30,
                                                    ----------------------------------------
                                                     1995       1994       1993      1992(A)
                                                    ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 1.00     $ 1.00     $ 1.00     $ 1.00
------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------
  Net investment income                               0.04       0.03       0.03       0.02
------------------------------------------------    ------     ------     ------     -------
LESS DISTRIBUTIONS
------------------------------------------------
  Distributions from net investment income           (0.04)     (0.03)     (0.03)     (0.02)
------------------------------------------------    ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD                      $ 1.00     $ 1.00     $ 1.00     $ 1.00
------------------------------------------------    ------     ------     ------     -------
TOTAL RETURN(B)                                       4.39%      2.64%      2.92%      2.37%
------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------
  Expenses                                            0.60%      0.56%      0.52%      0.41 %(c)
------------------------------------------------
  Net investment income                               4.33%      2.61%      2.86%      4.08 %(c)
------------------------------------------------
  Expense waiver/reimbursement(d)                     0.20%      0.16%      0.29%      0.42 %(c)
------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------
  Net assets, end of period (000 omitted)           $81,089    $106,948   $86,875    $51,039
------------------------------------------------


 (a) Reflects operations for the period from October 8, 1991 (date of initial public investment) to April 30, 1992.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(c) Computed on an annualized basis.

 (d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



RIMCO MONUMENT PRIME MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 (FOR A CLASS A SHARE+ OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Ernst & Young LLP, the Trust's independent auditors. Their report dated June 9, 1995, on the Trust's financial statements for the year ended April 30, 1995, is included in the combined Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.

                                                                       YEAR ENDED APRIL 30,
                                                            ------------------------------------------
                                                             1995         1994       1993      1992(A)
                                                            ------       ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 1.00       $ 1.00     $ 1.00     $ 1.00
--------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------
  Net investment income                                       0.047        0.03       0.04       0.03
--------------------------------------------------------
  Net realized loss on investments                           (0.003)         --         --         --
--------------------------------------------------------    ------       ------     ------     -------
  Total from investment operations                            0.044        0.03       0.04       0.03
--------------------------------------------------------
LESS DISTRIBUTIONS
--------------------------------------------------------
  Distributions from net investment income                   (0.047)      (0.03)     (0.04)     (0.03)
--------------------------------------------------------
CAPITAL CONTRIBUTION                                          0.003          --         --         --
--------------------------------------------------------    ------       ------     ------     -------
NET ASSET VALUE, END OF PERIOD                              $ 1.00       $ 1.00     $ 1.00     $ 1.00
--------------------------------------------------------    ------       ------     ------     -------
TOTAL RETURN(B)                                               4.84%(c)     3.08%      3.55%      2.90%
--------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------
  Expenses                                                    0.44%        0.43%      0.41%      0.27 %(d)
--------------------------------------------------------
  Net investment income                                       4.72%        3.02%      3.46%      4.56 %(d)
--------------------------------------------------------
  Expense waiver/reimbursement(e)                             0.24%        0.28%      0.31%      0.47 %(d)
--------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------
  Net assets, end of period (000 omitted)                   $284,059     $334,765   $277,267   $111,329
--------------------------------------------------------


+ As of August 23, 1995, the single class of shares previously offered by the Fund has been redesignated as Class A Shares.

(a) Reflects operations for the period from September 17, 1991 (date of initial public investment) to April 30, 1992.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(c) Total return would have remained at 4.84% absent the capital contribution by Riggs National Corp.

(d) Computed on an annualized basis.

 (e) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



RIMCO MONUMENT BOND FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Ernst & Young LLP, the Trust's independent auditors. Their report dated June 9, 1995, on the Trust's financial statements for the year ended April 30, 1995, is included in the combined Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.

                                                                            YEAR ENDED APRIL 30,
                                                                        -----------------------------
                                                                         1995       1994      1993(A)
                                                                        ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $ 9.46     $10.40     $10.00
--------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------
  Net investment income                                                   0.56       0.53       0.60
--------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                 (0.11)     (0.38)      0.66
                                                                                               -----
--------------------------------------------------------------------    ------     ------
  Total from investment operations                                        0.45       0.15       1.26
--------------------------------------------------------------------
LESS DISTRIBUTIONS
--------------------------------------------------------------------
  Distributions from net investment income                               (0.56)     (0.53)     (0.60)
--------------------------------------------------------------------
  Distributions from net realized gains                                     --      (0.56)     (0.26)
                                                                                               -----
--------------------------------------------------------------------    ------     ------
  Total distributions                                                    (0.56)     (1.09)     (0.86)
                                                                                               -----
--------------------------------------------------------------------    ------     ------
NET ASSET VALUE, END OF PERIOD                                          $ 9.35     $ 9.46     $10.40
                                                                                               -----
--------------------------------------------------------------------    ------     ------
TOTAL RETURN(B)                                                           5.01%      1.10%     12.93%
--------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------
  Expenses                                                                0.80%      0.68%      0.50 %(c)
--------------------------------------------------------------------
  Net investment income                                                   6.06%      5.15%      5.95 %(c)
--------------------------------------------------------------------
  Expense waiver/reimbursement(d)                                         0.40%      0.48%      0.65 %(c)
--------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------
  Net assets, end of period (000 omitted)                               $46,820    $47,552    $44,668
--------------------------------------------------------------------
  Portfolio turnover                                                       262%       344%       371 %
--------------------------------------------------------------------


(a) Reflects operations for the period from May 11, 1992 (date of initial public investment) to April 30, 1993.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(c) Computed on an annualized basis.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Trust's Annual Report dated April 30, 1995, which can be obtained free of charge.



RIMCO MONUMENT STOCK FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Ernst & Young LLP, the Trust's independent auditors. Their report dated June 9, 1995, on the Trust's financial statements for the year ended April 30, 1995, is included in the combined Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.

                                                                            YEAR ENDED APRIL 30,
                                                                        -----------------------------
                                                                         1995       1994      1993(A)
                                                                        ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $11.89     $10.46     $10.00
--------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------
  Net investment income                                                   0.20       0.16       0.21
--------------------------------------------------------------------
  Net realized and unrealized gain on investments                         1.39       1.44       0.46
--------------------------------------------------------------------    ------     ------     -------
  Total from investment operations                                        1.59       1.60       0.67
--------------------------------------------------------------------
LESS DISTRIBUTIONS
--------------------------------------------------------------------
  Distributions from net investment income                               (0.19)     (0.16)     (0.21)
--------------------------------------------------------------------
  Distributions from net realized gains                                  (0.60)     (0.01)        --
--------------------------------------------------------------------    ------     ------     -------
  Total distributions                                                    (0.79)     (0.17)     (0.21)
--------------------------------------------------------------------    ------     ------     -------
NET ASSET VALUE, END OF PERIOD                                          $12.69     $11.89     $10.46
--------------------------------------------------------------------    ------     ------     -------
TOTAL RETURN(B)                                                          14.16%     15.28%      6.35%
--------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------
  Expenses                                                                0.98%      1.00%      0.69 %(c)
--------------------------------------------------------------------
  Net investment income                                                   1.66%      1.36%      2.18 %(c)
--------------------------------------------------------------------
  Expense waiver/reimbursement(d)                                         0.14%      0.20%      0.47 %(c)
--------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------
  Net assets, end of period (000 omitted)                               $66,019    $58,597    $37,539
--------------------------------------------------------------------
  Portfolio turnover                                                        46%        89%        92%
--------------------------------------------------------------------


(a) Reflects operations for the period from May 11, 1992 (date of initial public investment) to April 30, 1993.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(c) Computed on an annualized basis.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Trust's Annual Report dated April 30, 1995, which can be obtained free of charge.



RIMCO MONUMENT SMALL CAPITALIZATION EQUITY FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following table has been audited by Ernst & Young LLP, the Trust's independent auditors. Their report dated June 9, 1995, on the Trust's financial statements for the year ended April 30, 1995, is included in the combined Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge from the Trust.

                                                                               PERIOD ENDED
                                                                             APRIL 30, 1995(A)
                                                                             -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $ 10.00
--------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------
  Net investment income                                                              0.02
--------------------------------------------------------------------------
  Net realized and unrealized gain on investments                                    0.41
--------------------------------------------------------------------------    -----------
  Total from investment operations                                                   0.43
--------------------------------------------------------------------------    -----------
NET ASSET VALUE, END OF PERIOD                                                    $ 10.43
--------------------------------------------------------------------------    -----------
TOTAL RETURN(B)                                                                      4.30%
--------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------
  Expenses                                                                           1.66%(c)
--------------------------------------------------------------------------
  Net investment income                                                              0.98%(c)
--------------------------------------------------------------------------
  Expense waiver/reimbursement(d)                                                    1.54%(c)
--------------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                           $7,609
--------------------------------------------------------------------------
  Portfolio turnover                                                                    8%
--------------------------------------------------------------------------


(a) Reflects operations for the period from February 27, 1995 (date of initial public investment) to April 30, 1995.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(c) Computed on an annualized basis.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Trust's Annual Report dated April 30, 1995, which can be obtained free of charge.



OBJECTIVE OF EACH FUND
--------------------------------------------------------------------------------

The investment objective and policies of each Fund appear below. The investment objective of a Fund cannot be changed without the approval of holders of a majority of that Fund's shares. While there is no assurance that a Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

Unless indicated otherwise, the investment policies of a Fund may be changed by the Trustees without approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

Additional information about investment limitations, strategies that one or more Funds may employ, and certain investment policies mentioned below appear in the "Portfolio Investments and Strategies" section of this prospectus and in the combined Statement of Additional Information.

U.S. TREASURY MONEY MARKET FUND

The investment objective of U.S. Treasury Money Market Fund is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing its assets in U.S. Treasury obligations which are issued by the U.S. government, and are fully guaranteed as to payment of principal and interest by the United States.

ACCEPTABLE INVESTMENTS. The Fund invests only in U.S. Treasury obligations maturing in 13 months or less and in repurchase agreements fully collateralized by U.S. Treasury obligations. See "Repurchase Agreements." The average maturity of the U.S. Treasury obligations in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less.

In addition, the Fund may borrow money, lend portfolio securities and engage in when-issued and delayed delivery transactions. See "Portfolio Investments and Strategies."

INVESTMENT LIMITATIONS. The Fund's investment limitations are discussed below under "Borrowing Money" and "Restricted and Illiquid Securities."

PRIME MONEY MARKET FUND

The investment objective of Prime Money Market Fund is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 13 months or less. The average maturity of the money market instruments in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less.
ACCEPTABLE INVESTMENTS. The Fund invests in high quality money market instruments that are either rated in the highest short-term rating category by nationally recognized statistical rating organizations ("NRSROs") or are of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to:

     - domestic issues of corporate or municipal debt obligations, including, variable rate demand notes;

     - commercial paper (including Canadian Commercial Paper and Europaper);


     - certificates of deposit, demand and time deposits, savings shares, bankers' acceptances and other instruments of domestic and foreign banks, savings and loans and other deposit or thrift institutions ("Bank Instruments");

     - short-term credit facilities;

     - obligations issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies or instrumentalities ("Government Securities") (See "Portfolio Investments and Strategies"); and

     - other money market instruments.

The Fund invests only in instruments denominated and payable in U.S. dollars.

In addition, the Fund may borrow money, lend portfolio securities, invest in restricted and illiquid securities, repurchase agreements and variable amount demand master notes and engage in when-issued and delayed delivery transactions. See "Portfolio Investments and Strategies."
RATINGS. An NRSRO's highest rating category is determined without regard for sub-categories and gradations. For example, securities rated A-1 or A-1+ by Standard & Poor's Ratings Group ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1+ or F-1 by Fitch Investors Service, Inc. ("Fitch"), are all considered rated in the highest short-term rating category. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in the highest short-term rating category; currently, such securities must be rated by two NRSROs in their highest rating category. See "Regulatory Compliance."

BANK INSTRUMENTS. The Fund only invests in Bank Instruments either issued by an institution having capital, surplus and undivided profits over $100 million or insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). The Fund will treat securities credit-enhanced with a bank's letter of credit as Bank Instruments.

CREDIT ENHANCEMENT. Certain of the Fund's acceptable investments may have been credit-enhanced by a guaranty, letter of credit or insurance. The Fund will evaluate the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "Credit Enhancer"), rather than the issuer. However, credit-enhanced securities will generally not be treated as having been issued by the Credit Enhancer for diversification purposes. Under certain circumstances, the Fund would be required to do so under applicable regulations. The bankruptcy, receivership or default of the Credit Enhancer will adversely affect the quality and marketability of the underlying security.

MUNICIPAL SECURITIES. Municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal securities include private activity bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Bonds are typically classified as revenue bonds.

     INVESTMENT RISKS. Yields on municipal securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due.

VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term corporate or municipal debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

SHORT-TERM CREDIT FACILITIES. The Fund may enter into, or acquire participations in, short-term borrowing arrangements with corporations, consisting of either a short-term revolving credit facility or a master note agreement payable upon demand. Under these arrangements, the borrower may request advances from the Fund and may repay and reborrow funds during the term of the facility. The Fund treats any commitment to provide such advances as a standby commitment to purchase the borrower's notes.

DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("Demand Features") to repurchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the Demand Feature, or a default on the underlying security or other event that terminates the Demand Feature before its exercise, will adversely affect the liquidity of the underlying security. Demand Features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

REGULATORY COMPLIANCE. The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in this prospectus and its Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940, as amended. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. For example, with limited exceptions, Rule 2a-7 prohibits the investment of more than 5% of the Fund's total assets in the securities of any one issuer, although the Fund's investment limitation only requires such 5% diversification with respect to 75% of its assets. The Fund will invest more than 5% of its assets in any one issuer only under circumstances permitted by Rule 2a-7. The Fund will also determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

INVESTMENT LIMITATIONS. The Fund's investment limitations are discussed below under "Borrowing Money," "Diversification," "Restricted and Illiquid Securities," and "Investing in New Issuers."

BOND FUND

The investment objective of Bond Fund is to achieve current income. The Fund pursues its investment objective by investing in the bonds and other instruments described below. Under normal market conditions, the Fund will (1) attempt to maintain a dollar-weighted average portfolio maturity of between five and ten years and (2) invest at least 65% of its assets in bonds.

ACCEPTABLE INVESTMENTS. The Fund invests primarily in a professionally managed, diversified portfolio of investment grade securities which include:

     - domestic issues of corporate debt obligations and U.S. dollar denominated debt obligations of foreign corporations and governments rated Aaa, Aa, or A by Moody's; AAA, AA, or A by S&P; or AAA, AA, or A by Fitch;

     - obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (see "Portfolio Investments and Strategies");

     - commercial paper which matures in 270 days or less so long as at least two ratings are high quality ratings by NRSROs. Such ratings would include: A-1 by S&P, Prime-1 by Moody's, or F-1 by Fitch and, unrated but deemed to be of comparable quality by the investment adviser, including Canadian Commercial Paper and Europaper;

     - instruments of domestic and foreign banks and savings and loans as described above under "Prime Money Market Fund--Acceptable Investments" and "Bank Instruments"; and

     - collateralized mortgage obligations.

While the Fund will only purchase corporate debt obligations that, at the time of purchase, are rated in the top three ratings categories, in the event that any such security is downgraded to the fourth highest ratings category, the Fund may continue to hold such a security. Obligations rated in the lowest of the top four ratings, such as Baa by Moody's or BBB by S&P or Fitch, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. In the event that any such security is downgraded by a ratings service below the fourth highest rating category, the Fund will dispose of the security.

In addition, the Fund may borrow money, lend portfolio securities, invest in restricted and illiquid securities, repurchase agreements, securities of other investment companies, and variable amount demand master notes and engage in put and call options, futures and options on futures and when-issued and delayed delivery transactions. See "Portfolio Investments and Strategies."

COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in collateralized mortgage obligations ("CMOs") which are rated A or better by an NRSRO and which are issued by private entities such as investment banking firms and companies related to the construction industry. The CMOs in which the Fund may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government. The mortgage-related securities provide for a periodic payment consisting of both interest and principal. The interest portion of these payments will be distributed by the Fund as income, and the capital portion will be reinvested.

PARTICIPATION INTERESTS. The Fund may purchase participation interests from financial institutions (such as commercial banks, savings and loan associations, and insurance companies), or from single-purpose, stand-alone finance subsidiaries or trusts of such institutions, or from other special purpose entities. Single-purpose, stand-alone finance subsidiaries or trusts and special purpose entities generally do not have any significant assets other than the receivables securing the participation interests. Participation interests give the Fund an undivided fractional ownership interest in debt obligations. The debt obligations may include pools of credit card receivables, automobile installment loan contracts, corporate loans or debt securities, corporate receivables or other types of debt obligations. In addition to being supported by the stream of payments generated by the debt obligations, payments of principal and interest on the participation interests may be supported up to certain amounts and for certain periods of time by irrevocable letters of credit, insurance policies, and/or other credit agreements issued by financial institutions unaffiliated with the issuers and by monies on deposit in certain bank accounts of the issuer. Payments of interest on the participation interests may also rely on payments made pursuant to interest rate swap agreements made with other unaffiliated financial institutions.

The participation interests described above will be rated A or better by Moody's or by S&P. The Fund may also invest in participation interests which are not rated but are determined by the Board of Trustees to be of comparable quality.

If the participation interests include the unconditional written right to demand payment at par value plus accrued interest from the issuer, the Demand Feature will be used in determining the maturity of the participation interest. So long as the Demand Feature can require payment by the issuer within seven days, the participation interest will not be deemed to be illiquid. The secondary market, if any, for certain of these obligations may be extremely limited and any such obligations purchased by the Fund will be regarded as illiquid, unless they include the seven-day Demand Feature. Such illiquid obligations will be included within the 15% limitation by the Fund on investment of its net assets in illiquid securities.

PORTFOLIO TURNOVER. Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. It is not anticipated that the portfolio trading engaged in by the Fund will result in its annual rate of portfolio turnover exceeding 400%. A portfolio turnover rate of 100% would occur, for example, if all the securities in the Fund's portfolio were replaced once in a period of one year. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. (Further information is contained in the Trust's Statement of Additional Information within the sections "Brokerage Transactions" and "Tax Status"). Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Fund's investment adviser deems it appropriate to make changes in the Fund's portfolio.

INVESTMENT LIMITATIONS. The Fund's investment limitations are discussed below under "Borrowing Money," "Diversification," "Restricted and Illiquid Securities," and "Investing in New Issuers."

STOCK FUND

The investment objective of Stock Fund is to provide growth of capital and income. The Fund pursues its investment objective primarily through equity investments, such as common stocks and securities convertible into common stocks.

ACCEPTABLE INVESTMENTS. The securities in which the Fund invests include, but are not limited to:

     - common stocks and securities convertible into common stocks which will be primarily composed of issues of high quality large capitalization domestic companies. See "Portfolio Investments and Strategies." Under normal market conditions, at least 65% of the Fund's portfolio will be invested in stocks. These will generally be readily recognizable companies whose earnings and dividends are growing at above average rates;

     - preferred stocks, corporate bonds, notes, warrants, and rights;

     - American Depositary Receipts ("ADRs"), which are receipts typically issued by an American bank or trust company that evidences ownership of underlying securities issued by a foreign issuer. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. The Fund may invest up to 20% of its net assets in ADRs;


     - commercial paper rated A-1 by S&P, Prime-1 by Moody's, or F-1 by Fitch and money market instruments (including commercial paper) which are unrated but deemed to be of comparable quality by the investment adviser, including Canadian Commercial Paper and Europaper;

     - instruments of domestic and foreign banks and savings and loans as described above under "Prime Money Market Fund--Acceptable Investments" and "Bank Instruments"; and

     - securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including those obligations purchased on a when-issued or delayed delivery basis. See "Portfolio Investments and Strategies."

In addition, the Fund may borrow money, lend portfolio securities, invest in restricted and illiquid securities, repurchase agreements, securities of other investment companies, and variable amount demand master notes and engage in put and call options, futures and options on futures and when-issued and delayed delivery transactions. See "Portfolio Investments and Strategies."

In selecting investments for the Fund, the investment adviser follows a value-based, disciplined investment philosophy. Using a computer model and hands-on fundamental analysis, stocks are selected based on such factors as low price/earnings ratios relative to earnings growth and history; rising earnings estimates; relative price strength; high or improving earnings; and credit quality.

Computer screens based upon value criteria are applied to a listing of 750 stocks that are selected based upon market capitalization, trading volume, and availability of data, to rank them according to relative attractiveness. These rankings are refined by additional screens focusing on earnings growth and relative price strength. This computer model is complemented with the adviser's fundamental analysis to produce a list of securities from which the adviser will select what it believes to be especially attractive issues.

The relative price action of each stock is monitored, and price momentum is followed to determine when the value of a security is beginning to be recognized by the market.

PORTFOLIO TURNOVER. Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. It is not anticipated that the portfolio trading engaged in by the Fund will result in its annual rate of portfolio turnover exceeding 200%. A portfolio turnover rate of 100% would occur, for example, if all the securities in the Fund's portfolio were replaced once in a period of one year. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Fund's investment adviser deems it appropriate to make changes in the Fund's portfolio.

INVESTMENT LIMITATIONS. The Fund's investment limitations are discussed below under "Borrowing Money," "Diversification," "Restricted and Illiquid Securities," and "Investing in New Issuers."


SMALL CAPITALIZATION FUND

The investment objective of the Small Capitalization Fund is to provide long-term capital appreciation. The Fund pursues its investment objective by investing primarily in a broad, diversified range of equity securities comprising the small capitalization sector of the United States equity market (companies which have a market value capitalization up to $1 billion.)

ACCEPTABLE INVESTMENTS. The securities in which the Fund invests include, but are not limited to:

     - common stocks, and securities convertible into common stocks which will be primarily composed of issues of small capitalization domestic companies. See "Portfolio Investments and Strategies" and "Equity Investment Considerations." Under normal market conditions, at least 65% of the Fund's portfolio will be invested in equity securities of companies that have a market value capitalization of up to $1 billion;

     - preferred stocks, real estate investment trusts, corporate bonds, notes, warrants, and rights;

     - ADRs of foreign companies as described above under "Stock
       Fund--Acceptable Investments;"

     - commercial paper rated A-1 by S&P, Prime-1 by Moody's, or F-1 by Fitch, and money market instruments (including commercial paper) which are unrated but deemed to be of comparable quality by the investment adviser, including Canadian Commercial Paper and Europaper;

     - instruments of domestic and foreign banks and savings and loans as described above under "Prime Money Market Fund--Acceptable Investments" and "Bank Instruments;" and

     - securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including those obligations purchased on a when-issued or delayed delivery basis. See "Portfolio Investments and Strategies."

While the Fund will only purchase corporate debt obligations that, at the time of purchase, are rated in the top three rating categories, in the event that any such security is downgraded to the fourth category, the Fund may continue to hold the security. Obligations rated in the lowest of the top four ratings, such as Baa by Moody's or BBB by S&P or Fitch, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. In the event that any such security is downgraded by a ratings service below the fourth highest rating category, the Fund will dispose of the security.

In selecting investments for the Fund, the investment adviser employs the same value-based, disciplined investment philosophy that is described above with respect to the Stock Fund, and applies it to the small capitalization sector of the equity market. Using a computer model and hands-on fundamental analysis, small capitalization stocks are selected based on such factors as low price/earnings ratios relative to earnings growth and history; rising earnings estimates; relative price strength; high or improving earnings; and credit quality.

Computer screens based upon value criteria are applied to a listing of small capitalization stocks that are selected using the same methodology that is used for the Stock Fund to rank them according to relative attractiveness. These rankings are refined by additional screens focusing on earnings growth and relative price strength. This computer model is complemented with the adviser's fundamental analysis to produce a list of securities from which the adviser will select what it believes to be especially attractive issues.


The relative price action of each small capitalization stock is monitored, and price momentum is followed to determine when the value of a security is beginning to be recognized by the market.

In addition, the Fund may borrow money, lend portfolio securities, invest in restricted and illiquid securities, repurchase agreements, securities of other investment companies, and engage in when-issued and delayed delivery transactions. The Fund may also invest in put and call options, futures, and options on futures, for hedging purposes. See "Portfolio Investments and Strategies" for a discussion of these investments as well as the potential risks related to small capitalization stocks. The Fund's investments in real estate investment trusts may be subject to risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in interest rates, and other factors discussed under this heading in the Statement of Additional Information.

INVESTMENT LIMITATIONS. The Fund's investment limitations are discussed below under "Borrowing Money," "Diversification," "Restricted and Illiquid Securities," and "Investing in New Issuers."
PORTFOLIO INVESTMENTS AND STRATEGIES
--------------------------------------------------------------------------------

BORROWING MONEY

The Funds will not borrow money directly or through reverse repurchase agreements (arrangements in which a Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, a Fund may borrow money up to one-third of the value of its total assets and pledge up to 10% (in the case of U.S. Treasury Money Market Fund and Prime Money Market Fund) or 15% (in the case of Bond Fund, Stock Fund, and Small Capitalization Fund) of the value of those assets to secure such borrowings. This policy cannot be changed without the approval of holders of a majority of a Fund's shares.

DIVERSIFICATION

With respect to 75% of the value of total assets, Prime Money Market Fund, Bond Fund, Stock Fund, and Small Capitalization Fund will not invest more than 5% in securities of any one issuer other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities. The Funds will not acquire more than 10% of the outstanding voting securities of any one issuer. This policy cannot be changed without the approval of holders of a majority of a Fund's shares.

RESTRICTED AND ILLIQUID SECURITIES

Prime Money Market Fund, Bond Fund, Stock Fund, and Small Capitalization Fund may invest in restricted securities. U.S. Treasury Fund will not invest in restricted securities. Restricted securities are any securities in which a Fund may invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. The Bond Fund, Stock Fund, and Small Capitalization Fund will limit investments in illiquid securities (including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice) to 15% of their net assets. The U.S. Treasury Money Market Fund and Prime Money Market Fund will limit investments in illiquid securities to 10% of their respective net assets.

A Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as one of these Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and certain other restricted securities, which meet the criteria for liquidity established by the Trustees, are quite liquid. Therefore, the Funds intend to treat these securities as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because these securities are liquid, the Funds will not subject such securities to the limitation otherwise applicable to restricted securities.

INVESTING IN NEW ISSUERS

The Funds will not invest more than 5% of their total assets in securities of issuers that have records of less than three years of continuous operations, including the operation of any predecessor.

REPURCHASE AGREEMENTS

The securities in which each Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to a Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from a Fund, that Fund could receive less than the repurchase price on any sale of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Funds' adviser to be creditworthy pursuant to guidelines established by the Trustees.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Funds may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The sellers' failure to complete the transaction may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date.

A Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Fund may realize short-term profits or losses upon the sale of such commitments.
LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, each Fund may lend portfolio securities on a short-term or long-term basis, or both, up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. A Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. This policy cannot be changed without the approval of holders of a majority of a Fund's shares.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

CONVERTIBLE SECURITIES

The Stock Fund and the Small Capitalization Fund may invest in convertible securities rated, at the time of purchase, BBB or better by S&P, Moody's, or Fitch, or, if unrated, of comparable quality as determined by the Fund's adviser. (If a security's rating is reduced below the required minimum after a Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.) Convertible securities are fixed-income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible bonds, convertible preferred stock or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of different investment strategies.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed-income securities until they have been converted but also react to movements in the underlying equity securities. The prices of fixed-income securities fluctuate inversely to the direction of interest rates. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock.

U.S. GOVERNMENT SECURITIES

The U.S. government securities in which Prime Money Market Fund, Bond Fund, Stock Fund, and Small Capitalization Fund may invest include: direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds), and obligations issued by U.S. government agencies or instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).


EQUITY INVESTMENT CONSIDERATIONS AND RISK FACTORS

With respect to the Stock Fund and Small Capitalization Fund, as with other mutual funds that invest primarily in equity securities, the Funds are subject to market risks. Since equity markets tend to be cyclical, the possibility exists that the value of common stocks could decline over short or even extended periods of time.

With respect to the Small Capitalization Fund, because the Fund invests primarily in small capitalization stocks, there are some additional risk factors associated with investments in this Fund. Small capitalization stocks have historically been more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's 500 Index. This is because, among other things, smaller companies have a lower degree of liquidity in the equity market and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, these stocks may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of small capitalization companies may decline in price as the price of large company stocks rises or vice versa. Therefore, investors should expect that there will be periods of time when the Fund will exhibit greater volatility than broad stock market indices such as the Standard & Poor's 500 Index.

PUT AND CALL OPTIONS

Bond Fund, Stock Fund, and Small Capitalization Fund may purchase put options on portfolio securities. A put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. These options will be used as a hedge to attempt to protect securities which a Fund holds against decreases in value. These Funds may also write covered call options on all or any portion of their portfolio to generate income. As a writer of a call option, a Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. A Fund will write call options on securities either held in its portfolio, or which it has the right to obtain without payment of further consideration, or for which it has segregated cash or U.S. government securities in the amount of any additional consideration.

A Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by a Fund are not traded on an exchange. A Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the investment adviser.

Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not. A Fund will not buy call options or write put options, other than to close out open option positions, without further notification to shareholders.

FUTURES AND OPTIONS ON FUTURES

Bond Fund, Stock Fund, and Small Capitalization Fund may purchase and sell futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.
Bond Fund, Stock Fund, and Small Capitalization Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect their portfolio securities against decreases in value. When a Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, a Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

Bond Fund, Stock Fund, and Small Capitalization Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on a Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of a Fund's total assets. When a Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts are unleveraged. When a Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.

RISKS. When a Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in that Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, a Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A Fund's ability to establish and close out futures and options positions depends on this secondary market.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Funds may invest in the securities of other investment companies, but will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of total assets in any one investment company, or invest more than 10% of total assets in investment companies in general. U.S. Treasury Money Market Fund and Prime Money Market Fund may only invest in the securities of other investment companies that are money market funds having investment objectives and policies similar to their own. The Funds will invest in other investment companies primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. Shareholders should realize that when a Fund invests in other investment companies, certain Fund expenses, such as custodian fees and administrative fees, may be duplicated. The adviser will waive its investment advisory fee on assets invested in securities of open-end investment companies. These limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets.

DEMAND MASTER NOTES

Prime Money Market Fund, Bond Fund, Stock Fund, and Small Capitalization Fund may invest in variable amount demand master notes. Demand notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as a Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. Many master notes give a Fund the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest.

FOREIGN INVESTMENTS

ADRs, ECDs, ETDs, Yankee CDs, Canadian Commercial Paper, Europaper, and foreign debt obligations are subject to somewhat different risks than corresponding securities of domestic issuers. Examples of these risks include international, economic and political developments, foreign governmental restrictions that may adversely affect the payment of dividends, principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuer, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, and recordkeeping, and the public availability of information. These factors will be carefully considered by the investment adviser in selecting investments for a Fund.

TEMPORARY INVESTMENTS

Bond Fund, Stock Fund, and Small Capitalization Fund may invest temporarily in cash and cash items during times of unusual market conditions for defensive purposes (up to 100% of a Fund's respective total assets) and to maintain liquidity (up to 35% of a Fund's respective total assets). Cash items may include short-term obligations such as obligations of the U.S. government or its agencies or instrumentalities and repurchase agreements.

RIMCO MONUMENT FUNDS INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF RIMCO MONUMENT FUNDS

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees (the "Trustees"). The Trustees are responsible for managing the business affairs of the Trust and for exercising all of the powers of the


Trust except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Trustees' responsibilities between meetings of the Board.

INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Trust, investment decisions for the Trust are made by Riggs Investment Management Corp. ("RIMCO"), the Trust's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for each Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the assets of each Fund.

     ADVISORY FEES. The Adviser receives an annual investment advisory fee at annual rates equal to percentages of the relevant Fund's average net assets as follows: Prime Money Market Fund and U.S. Treasury Money Market Fund--.50%; Bond Fund and Stock Fund--.75%; and Small Capitalization Fund--.80%. The fee paid by Bond Fund, Stock Fund, and Small Capitalization Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar investment objectives and policies. The investment advisory contract provides for the voluntary waiver of expenses by the Adviser from time to time. The Adviser can terminate this voluntary waiver of expenses at any time with respect to a Fund at its sole discretion. The Adviser has also undertaken to reimburse the Funds for operating expenses in excess of limitations established by certain states.

     ADVISER'S BACKGROUND. RIMCO is a subsidiary of The Riggs National Bank of Washington D.C. ("Riggs National Bank"), which is a subsidiary of Riggs National Corporation, a bank holding company. RIMCO has advised the RIMCO Monument Funds since September 1991, and as of April 30, 1995, provides investment advice for assets totaling $2.4 billion. RIMCO has a varied client base of over 30 other relationships including corporate, union and public pension plans, foundations, endowments and associations. As part of its regular banking operations, Riggs National Bank may make loans to public companies. Thus, it may be possible, from time to time, for a Fund to hold or acquire the securities of issuers which are also lending clients of Riggs National Bank. The lending relationship will not be a factor in the selection of securities.


     Philip D. Tasho is the Chief Executive Officer and Chief Investment Officer of RIMCO and served as the manager of the RIMCO Monument Stock Fund from its inception through June, 1994.Most recently, Mr. Tasho was a Vice President at Shawmut Investment Advisers in Boston, MA from 1994 to 1995. Prior to that, Mr. Tasho served as a Managing Director of RIMCO and was a member of the senior management committee from 1990 to 1994. He also served as a Senior Portfolio Manager for the Sovran Bank in Bethesda and as Director of Research for the same bank at its Richmond head office. He started his career as a Trust Investment Officer for the First American Bank in Washington.
     Mr. Tasho earned a B.A. in Russian from Grinnel College and an M.B.A. in Finance and Investments from George Washington University. He holds a CFA from the Institute of Chartered Financial Analysts.
     Mr. Tasho assumed portfolio management responsibility of the RIMCO Monument Stock and Small Capitalization Equity Funds on November 20, 1995.

     William B. Wivel is a Director of RIMCO and is jointly responsible for fixed-income strategy and management with Bruce K. Holmquist. Mr. Wivel's thirty years of investment experience is varied and includes positions as Equity Analyst for E. I. duPont de Nemours, Portfolio Manager for Chase Manhattan Bank, as well as a Senior Bond Manager for Riggs National Bank. Most recently, he has managed the large fixed-income institutional accounts for RIMCO. Mr. Wivel earned his B.A. in Economics from Gettysburg College and attended the Graduate Business School of New York University.

     Bruce K. Holmquist is also a Director of RIMCO. Prior to joining RIMCO in 1991, Mr. Holmquist worked as a Portfolio Manager for high net worth clients of the Trust Department of Riggs National Bank, having joined Riggs in 1989. Before coming to Riggs National Bank, from 1983 to 1988, Mr. Holmquist was a principal of Smith Holmquist, Inc., a registered investment adviser specializing in balanced accounts. Mr. Holmquist earned a B.A. in Psychology and Philosophy from the University of Vermont and did his graduate work in philosophy at the University of Minnesota.

     Together, Mr. Wivel and Mr. Holmquist have co-managed the RIMCO Monument Bond Fund since July 25, 1994.

DISTRIBUTION OF SHARES OF THE FUNDS

Federated Securities Corp. is the principal distributor for shares of the Funds. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN. Pursuant to the provisions of the distribution plan adopted in accordance with the Investment Company Act Rule 12b-1 (the "Plan"), the Class B Shares of the Prime Money Market Fund will pay to the distributor an amount computed at an annual rate of 0.50 of 1% of the average daily net asset value of the Class B Shares to finance any activity which is principally intended to result in the sale of Class B Shares.


The Prime Money Market Fund offers two classes of shares for sale: Class A Shares and Class B Shares. The classes of shares represent interests in one common investment portfolio but differ in that Class B Shares, which will be sold to certain corporate and institutional investors only in connection with a Cash Sweep Program for automatic investment, are subject to distribution expenses paid by Class B Shares of the Fund pursuant to the Plan, while Class A Shares, which will not be available for this program, will not be subject to such a Plan, and will not incur such distribution expenses.


The distributor may from time to time and for such periods as its deems appropriate, voluntarily reduce its compensation under the Plan to the extent the expenses attributable to the shares of the Funds exceed such lower expense limitation as the distributor may, by notice of the Trust, voluntarily declare to be effective.

Under the Plan, the distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers ("brokers") to provide sales and/or administrative services as agents for their clients or customers who beneficially own Class B Shares of the Prime Money Market Fund. Because Class B Shares are sold exclusively for use in connection with the Cash Sweep Program, it is anticipated that all payments under the Plan will be used to compensate


Riggs National Bank for its activities in connection with establishing, promoting, and operating that Program. Such activities may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities and various personnel, including clerical, supervisory, and computer as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions related to the automatic investments of client account cash balances; answering routine client inquiries regarding Class B Shares; assisting clients in changing account designations, and addresses, and providing such other services as the Class B Shares of the Prime Money Market Fund reasonably request.

The Plan is a compensation type plan. As such, the Class B Shares of the Prime Money Market Fund make no payments to the distributor except as described above. Therefore, the Class B Shares of the Prime Money Market Fund do not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Class B Shares of the Prime Money Market Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Class B Shares of the Prime Money Market Fund under the Plan.

The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Stegall Act and, therefore, banks, and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATION OF THE FUNDS

ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides the Funds with certain administrative personnel and services necessary to operate each Fund. Such services include shareholder servicing and certain legal and accounting services. Federated Administrative Services provides these at an annual rate as specified below:

                      MAXIMUM                    AVERAGE AGGREGATE DAILY
                 ADMINISTRATIVE FEE              NET ASSETS OF THE TRUST
          --------------------------------   --------------------------------
                     .150 of 1%                  on the first $250 million
                     .125 of 1%                  on the next $250 million
                     .100 of 1%                  on the next $250 million
                     .075 of 1%                  on assets in excess of $750 million



The administrative fee received during any fiscal year shall be at least $50,000 per Fund. Federated Administrative Services may voluntarily reimburse a portion of its fee.



CUSTODIAN. Riggs National Bank, Washington, D.C., is custodian for the securities and cash of the Funds. Under the Custodian Agreement, Riggs National Bank holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND PORTFOLIO ACCOUNTING SERVICES. Federated Services Company, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, is transfer agent for the shares of the Funds and dividend disbursing agent for the Funds. Federated Services Company also provides certain accounting and recordkeeping services with respect to the portfolio investments of the Funds.

INDEPENDENT AUDITORS. The independent auditors for the Funds are Ernst & Young LLP, Pittsburgh, Pennsylvania.

EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

Holders of shares pay their allocable portion of Fund and Trust expenses. The Trust expenses for which holders of shares pay their allocable portion include, but are not limited to: the cost of organizing the Trust and continuing its existence; registering the Trust with federal and state securities authorities; Trustees' fees; auditors' fees; the cost of meetings of Trustees; legal fees of the Trust; association membership dues and such non-recurring and extraordinary items as may arise from time to time.

The portfolio expenses for which holders of shares pay their allocable portion include, but are not limited to: registering the portfolio and shares of the portfolio; investment advisory services, taxes and commissions; custodian fees; insurance premiums; auditors' fees; and such non-recurring and extraordinary items as may arise from time to time.

With respect to Prime Money Market Fund, expenses of the Rule 12b-1 Plan described above are allocated only to Class B Shares. At present, no other expenses are allocated to Class B Shares as a class. However, the Trustees reserve the right to allocate certain other expenses to the holders of Class A and Class B Shares as they deem appropriate ("Class Expenses"). In any case, Class Expenses would be limited to: transfer agent fees as identified by the transfer agent as attributable to holders of shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; registration fees paid to the Securities and Exchange Commission and to state securities commissions; expenses related to administrative personnel and services as required to support holders of Class A and Class B Shares; legal fees relating solely to Class A and Class B Shares; and Trustees fees incurred as a result of issues relating solely to Class A and Class B Shares.

NET ASSET VALUE
--------------------------------------------------------------------------------


With respect to U.S. Treasury Money Market Fund and Prime Money Market Fund, each Fund attempts to stabilize the net asset value of its shares at $1.00 by valuing its portfolio securities using the amortized cost method. The net asset value per share of each class is determined by adding the interest of a class of shares in the value of all securities and other assets of a Fund, subtracting the liabilities of the Fund attributable to that class of shares, and dividing the remainder by the number of shares outstanding within that class. Of course, U.S. Treasury Money Market Fund and Prime Money Market Fund cannot guarantee that their net asset value will always remain at $1.00 per share.


With respect to Bond Fund, Stock Fund, and Small Capitalization Fund, net asset value per share fluctuates and is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

SHARE PURCHASES

Shares of the Funds are sold on days on which both the New York Stock Exchange and the Federal Reserve Wire system are open for business. Shares of the Funds may be purchased through Riggs National Bank and its affiliate banks or through authorized broker/dealers, except as noted below with respect to the Cash Sweep Program. In connection with the sale of shares of the Funds, the distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase request and will not accept any purchase request without having first received a completed account application.

THROUGH RIGGS NATIONAL BANK. An investor may write to or call Riggs National Bank to place an order to purchase shares of a Fund. (Call 202-835-4280, or outside the Washington, D.C. metropolitan area call toll-free 1-800-934-3883.) Representatives are available from 8:00 a.m. to 5:00 p.m. (Washington, D.C.
time). Payment may be made either by mail or federal funds or by debiting a customer's account at Riggs National Bank. With respect to U.S. Treasury Money Market Fund and Prime Money Market Fund, purchase orders must be received by Riggs National Bank before 11:00 a.m. (Washington, D.C. time). Payment is normally required on the same business day. With respect to Bond Fund, Stock Fund, and Small Capitalization Fund, purchase orders must be received by Riggs National Bank before 4:00 p.m. (Washington, D.C. time). Payment is normally required on the next business day. Texas residents must purchase shares through Federated Securities Corp. at 1-800-356-2805.

Payment for shares of a Fund may be made by check or by wire.

BY MAIL. To purchase shares of a Fund by mail, send a check made payable to "RIMCO Monument Funds" (include name of Fund and, if applicable, "Class A" or "Class B" Shares) to The Riggs National Bank of Washington, D.C., P.O. Box 96656, Washington, D.C. 20090-6656. Orders by mail are considered received after payment by check is converted by Riggs National Bank into federal funds. This is normally the next business day after Riggs National Bank receives the check.

BY WIRE. To purchase shares of a Fund by wire, call 202-835-4280 (or outside the Washington, D.C. metropolitan area call toll-free 1-800-934-3883).

With respect to U.S. Treasury Money Market Fund and Prime Money Market Fund, payment by wire must be received by Riggs National Bank before 12:30 p.m. (Washington, D.C. time) on the same day as the order is placed to earn dividends for that day. With respect to Bond Fund, Stock Fund, and Small Capitalization Fund, payment by wire must be received by Riggs National Bank before 3:00 p.m.


(Washington, D.C. time) on the next business day after placing the order. Shares of the Funds cannot be purchased by Federal Reserve Wire on Columbus Day, Veterans' Day or Martin Luther King Day.
THROUGH AUTHORIZED BROKER/DEALERS. With the exception of the Class B Shares of Prime Money Market Fund, an investor may place an order through authorized brokers and dealers to purchase shares of a Fund. Shares will be purchased at the public offering price next determined after the Fund receives the purchase request from Riggs National Bank. Purchase requests through authorized brokers and dealers must be received by Riggs National Bank and transmitted to the Fund before 3:00 p.m. (Washington, D.C. time) in order for shares to be purchased at that day's public offering price.

THROUGH THE CASH SWEEP PROGRAM. Cash accumulations in institutional demand deposit accounts with Riggs National Bank and its affiliates may be automatically invested in the Class B Shares of Prime Money Market Fund when the demand deposit account reaches a dollar amount predetermined by Riggs National Bank and its customer.

Prospective investors in the Cash Sweep Program should refer to the Cash Sweep Service Agreement that will need to be established between the investor and Riggs National Bank for details regarding the services, fees, restrictions, and limitations related to the Cash Sweep Program. This prospectus should, therefore, be read together with the Cash Sweep Service Agreement. Shareholders may apply for participation in this program through Riggs National Bank.

MINIMUM INVESTMENT REQUIRED

With the exception of the Class B Shares of Prime Money Market Fund, the minimum initial investment in each Fund is $500, except for an Individual Retirement Account ("IRA") which requires a minimum initial investment of $250. Subsequent investments must be in amounts of at least $100, except for an IRA, which must be in amounts of at least $50. An investor's minimum investment will be calculated by combining all mutual fund accounts it maintains in the RIMCO Funds. The minimum investment requirements described above are not applicable to Class B Shares of the Prime Money Market Fund, for which no minimum investment is required.

The minimum investment required may be waived for purchases by employees or retirees of the Riggs National Corporation and/or its subsidiaries, and their spouses and children under the age of 21.

WHAT SHARES COST

Shares of the U.S. Treasury Money Market Fund and the Prime Money Market Fund are sold at their net asset value next determined after an order is received. There is no sales charge imposed by these Funds.


Shares of Stock Fund and Small Capitalization Fund are sold at their public offering price based on their net asset value per share next determined after an order is received, plus a sales charge as follows:

                                                             SALES CHARGE        SALES CHARGE
                                                            AS A PERCENTAGE     AS A PERCENTAGE
                                                               OF PUBLIC            OF NET
                  AMOUNT OF TRANSACTION                     OFFERING PRICE      AMOUNT INVESTED
---------------------------------------------------------   ---------------     ---------------
Less than $50,000                                                 5.75%               6.10%
---------------------------------------------------------
$50,000 but less than $100,000                                    4.50                4.71
---------------------------------------------------------
$100,000 but less than $250,000                                   3.50                3.63
---------------------------------------------------------
$250,000 but less than $500,000                                   2.50                2.56
---------------------------------------------------------
$500,000 but less than $1 million                                 2.00                2.04
---------------------------------------------------------
$1 million or more                                                   0                   0
---------------------------------------------------------


Shares of the Bond Fund are sold at their public offering price based on their net asset value per share next determined after an order is received, plus a sales charge as follows:

                                                             SALES CHARGE        SALES CHARGE
                                                            AS A PERCENTAGE     AS A PERCENTAGE
                                                               OF PUBLIC            OF NET
                  AMOUNT OF TRANSACTION                     OFFERING PRICE      AMOUNT INVESTED
---------------------------------------------------------   ---------------     ---------------
Less than $50,000                                                 4.75%               4.99%
---------------------------------------------------------
$50,000 but less than $100,000                                    4.50                4.71
---------------------------------------------------------
$100,000 but less than $250,000                                   3.50                3.63
---------------------------------------------------------
$250,000 but less than $500,000                                   2.50                2.56
---------------------------------------------------------
$500,000 but less than $1 million                                 2.00                2.04
---------------------------------------------------------
$1 million or more                                                   0                   0
---------------------------------------------------------


On Monday through Friday, U.S. Treasury Money Market Fund and Prime Money Market Fund calculate net asset value at 12:00 noon (Washington, D.C. time) and 4:00 p.m. (Washington, D.C. time), while Bond Fund, Stock Fund, and Small Capitalization Fund calculate net asset value at the close of trading on the New York Stock Exchange, normally 4:00 p.m. (Washington, D.C. time), except on: (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares of a Fund are tendered for redemption and no orders to purchase shares are received; and (iii) on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PURCHASES AT NET ASSET VALUE. Shares of the Bond Fund, Stock Fund, and Small Capitalization Fund may be purchased at net asset value, without a sales charge: by or through the Trust Division or the Private Banking Division of Riggs National Bank for funds which are held in a fiduciary, agency, custodial, or similar capacity; by Private Banking Customers of Riggs National Bank; by directors, employees, and retired employees of the Funds, Riggs National Corporation and/or its subsidiaries, or Federated Securities Corp. or their affiliates, and their spouses and children under the age of 21; by any bank or investment dealer who has a sales agreement with Federated Securities Corp. with regard to the Bond Fund, Stock Fund, and Small Capitalization Fund; or by anyone purchasing Shares with funds distributed by a qualified plan currently held in custody by Riggs National Bank. A Fund's sales charge will not be charged to a registered investment advisor (RIA) purchasing for its discretionary accounts, provided a RIA load waiver agreement, which specifies certain aggregate minimum and operating provisions, is executed. This waiver is available only for shares purchased directly, without a broker, and is unavailable if the RIA is part of an organization principally engaged in the brokerage business.

PURCHASES WITH PROCEEDS FROM REDEMPTIONS OF UNAFFILIATED
MUTUAL FUND SHARES.
 Investors may purchase shares of the Bond Fund, Stock Fund, and Small Capitalization Fund at net asset value, without a sales charge, with the proceeds from the redemption of shares of a mutual fund which was sold with a sales charge or commission. The purchase must be made within 60 days of the redemption, and the distributor must be notified by the investor in writing, or by his financial institution, at the time the purchase is made. This offer is not available for the redemption of mutual fund shares that were or would be subject to a contingent deferred sales charge upon redemption.


DEALER CONCESSION. A dealer or Riggs National Bank may receive up to 100% of the applicable sales charge on the Bond Fund, Stock Fund, and Small Capitalization Fund. Any portion of the sales charge which is not paid to Riggs National Bank or a dealer will be retained by the distributor. If accepted by Riggs National Bank or a dealer, such payments will be predicated upon the amount of Fund shares sold. Such payments may take the form of cash or promotional incentives, such as payment of certain expenses of qualified employees and their spouses to attend informational meetings about the Funds or other special events at recreational facilities, or items of material value. In some instances, these incentives will be made available only to dealers whose employees have sold or may sell significant amounts of shares. The Staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.


OTHER PAYMENTS TO FINANCIAL INSTITUTIONS. The distributor, the Adviser, or their affiliates may also offer to pay a fee from their own assets to financial institutions as financial assistance for providing substantial marketing and sales support. The support may include initiating customer accounts, providing sales literature, or participating in sales, educational and training seminars (including those held at recreational facilities). Such assistance will be predicated upon the amount of shares the financial institution sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Adviser or its affiliates.

REDUCING THE SALES CHARGE.  The sales charge can be reduced through:

     - quantity discounts and accumulated purchases;

     - signing a 13-month letter of intent;

     - using the reinvestment privilege; or

     - concurrent purchases.


QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table above, larger purchases of the Bond Fund, Stock Fund, and Small Capitalization Fund reduce the sales charge paid. The distributor will combine purchases made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of shares in the Bond Fund, Stock Fund, or Small Capitalization Fund is made, the distributor will aggregate such additional purchases with previous purchases of shares of the Bond Fund, Stock Fund, or Small Capitalization Fund provided the prior purchase is still invested in either of these Funds. For example, if a shareholder already owns shares of the Stock Fund having a current value at the public offering price of $40,000 and he purchases $10,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 4.50%, not 5.75%.

To receive the sales charge reduction, the distributor or Riggs National Bank must be notified by the investor in writing at the time the purchase is made that shares of either the Bond Fund, Stock Fund, or Small Capitalization Fund have been purchased and are still invested or that such purchases are being combined. The distributor will reduce the sales charge after it confirms the purchase.

LETTER OF INTENT. If a shareholder intends to purchase at least $50,000 of shares in the Bond Fund, Stock Fund, or Small Capitalization Fund over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Fund's custodian to hold up to 5.75% (4.75% with respect to the Bond Fund) of the total amount intended to be purchased in escrow (in shares of that Fund) until such purchase is completed.

The amount held in escrow will be applied to the shareholder's account at the end of the 13-month period unless the amount specified in the letter of intent is not purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

This letter of intent will not obligate the shareholder to purchase shares, but if the shareholder does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in the Bond Fund, Stock Fund, or Small Capitalization Fund will be aggregated to provide a purchase credit toward fulfillment of the letter of intent. Prior trade prices will not be adjusted.
REINVESTMENT PRIVILEGE. If shares in the Bond Fund, Stock Fund, or Small Capitalization Fund have been redeemed, the shareholder has a one-time right, within 30 days, to reinvest the redemption proceeds in the applicable Fund at the next-determined net asset value without any sales charge. Riggs National Bank or the distributor must be notified in writing by the shareholder or by his financial institution of the reinvestment, in order to eliminate a sales charge. If the shareholder redeems his shares in a Fund, there may be tax consequences.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases in the Bond Fund, Stock Fund, and the Small Capitalization Fund, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $30,000 in the Bond Fund, $10,000 in the Stock Fund, and $10,000 in the Small Capitalization Fund, the sales charge would be reduced.

To receive this sales charge reduction, the distributor or Riggs National Bank must be notified in writing by the shareholder or by his financial institution at the time the concurrent purchases are made. The distributor will reduce the sales charge after it confirms the purchase.

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $50. Under this program, funds may be automatically withdrawn on a periodic schedule from the shareholder's checking or savings account or an account in one of the RIMCO Monument Funds and invested in Fund shares at the net asset value next determined after an order is received plus the applicable sales charge. Shareholders may apply for participation in this program through Riggs National Bank or an authorized broker or dealer.

Due to the nature of the Cash Sweep Program, systematic investment privileges are unavailable with respect to the Class B Shares of Prime Money Market Fund.

RETIREMENT PLANS

With the exception of the Class B Shares of Prime Money Market Fund, shares of the Funds can be purchased as an investment for retirement plans or for IRA accounts. For further details, contact Riggs National Bank and consult a tax adviser.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder of record. Share certificates are not issued unless requested by contacting Riggs National Bank in writing.

With respect to U.S. Treasury Money Market Fund and Prime Money Market Fund, shareholders will receive monthly statements showing all account activity for the statement period which will serve as the confirmation of all reported account activity. With respect to Bond Fund, Stock Fund, and Small Capitalization Fund, detailed confirmations of each purchase or redemption are sent to each shareholder. In addition, shareholders will receive monthly statements showing all account activity for the statement period.

DIVIDENDS

With respect to U.S. Treasury Money Market Fund, Prime Money Market Fund, and Bond Fund, dividends are declared daily and paid monthly. Unless shareholders request cash payments by so indicating on the account application or by writing to one of these Funds, dividends are automatically reinvested in additional shares of the respective Fund on payment dates at net asset value on the ex-dividend date without a sales charge.

With respect to Stock Fund and Small Capitalization Fund, dividends are declared and paid quarterly. Unless cash payments are requested by shareholders in writing to the appropriate Fund or by indication on the account application, dividends are automatically reinvested in additional shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge.


CAPITAL GAINS

Capital gains realized by a Fund, if any, will be distributed at least once every 12 months.

EXCHANGES
--------------------------------------------------------------------------------

A shareholder may generally exchange shares of one Fund for shares of any of the other Funds in the Trust by calling 202-835-4280 (or outside the Washington, D.C. metropolitan area call 1-800-934-3883) or by writing to Riggs National Bank. Shares purchased by check are eligible for exchange after seven days.

Orders to exchange shares of one Fund for shares of any of the other Funds will be executed by redeeming the shares owned and purchasing shares of any of the other Funds at the net asset value determined after the exchange request is received. Orders for exchanges received by a Fund prior to 4:00 p.m. (Washington, D.C. time) on any day that Fund is open for business will be executed as of the close of business that day. Orders for exchanges received after 4:00 p.m. (Washington, D.C. time) on any business day will be executed at the close of the next business day.

An authorization form permitting a Fund to accept telephone exchange requests must first be completed. It is recommended that investors request this privilege on the account application at the time of their initial application. If not completed at the time of initial application, authorization forms and information on this service can be obtained through Riggs National Bank. Telephone exchange instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


Shares of Funds with a sales charge may be exchanged at net asset value for shares of other Funds with an equal sales charge or no sales charge. Shares of Funds with a sales charge may be exchanged for shares of Funds with a higher sales charge at net asset value, plus the additional sales charge. Shares of Funds with no sales charge, whether acquired by direct purchase, reinvestment of dividends on such shares, or otherwise, may be exchanged for shares of Funds with a sales charge at net asset value, plus the applicable sales charge.

When an exchange is made from a fund with a sales charge to a fund with no sales charge, the shares exchanged and additional shares which have been purchased by reinvesting dividends or capital gains on such shares retain the character of the exchanged shares for purposes of exercising further exchange privileges.

An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to modify or terminate the exchange privilege at any time. Shareholders would be notified prior to any modification or termination.

An exchange order must comply with the requirements for a redemption and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial investment requirement of the Fund being acquired. An exchange constitutes a sale for federal income tax purposes.


The exchange privilege is only available in states where shares of the Fund being acquired may legally be sold.

Due to the nature of the Cash Sweep Program, exchange privileges are unavailable with respect to the Class B Shares of Prime Money Market Fund.

REDEEMING SHARES
--------------------------------------------------------------------------------

Each Fund redeems shares at their net asset value next determined after Riggs National Bank receives the redemption request.

Redemptions will be made on days on which both the New York Stock Exchange and Federal Reserve Wire system are open for business. Telephone or written requests for redemption must be received in proper form by Riggs National Bank.

CASH SWEEP PROGRAM. Clients of Riggs National Bank who have executed a Cash Sweep Service Agreement should refer to the Agreement for information about redeeming Class B Shares of Prime Money Market Fund purchased through that program.

BY TELEPHONE. A shareholder may redeem shares of a Fund by calling Riggs National Bank to request the redemption. (Call 202-835-4280 or outside the Washington, D.C. metropolitan area call 1-800-934-3883.) Shares will be redeemed at the net asset value next determined after a Fund receives the redemption request from Riggs National Bank. Although Riggs National Bank does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000, or in excess of one per month.

With respect to U.S. Treasury Money Market Fund and Prime Money Market Fund, redemption requests received before 11:00 a.m. (Washington, D.C. time) will be wired the same day, but will not be entitled to that day's dividend. Riggs National Bank is responsible for promptly submitting redemption requests and providing proper written redemption instructions to a Fund. If, at any time, a Fund should determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.
With respect to Bond Fund, Stock Fund, and Small Capitalization Fund, a redemption request must be received by Riggs National Bank before 4:00 p.m. (Washington D.C. time) in order for shares to be redeemed at that day's net asset value.

An authorization form permitting a Fund to accept telephone redemption requests must first be completed. It is recommended that investors request this privilege at the time of their initial application. If not completed at the time of initial application, authorization forms and information on this service can be obtained through Riggs National Bank. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as by mail, should be considered.


BY MAIL. Shareholders may redeem shares of a Fund by sending a written request to The Riggs National Bank of Washington, D.C., P.O. Box 96656, Washington, D.C. 20090-6656. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested, and should be signed by each registered owner exactly as the shares are registered. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request to Riggs National Bank.


Shareholders requesting a redemption of any amount to be sent to an address other than that on record with a Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:


     - a trust company or commercial bank whose deposits are insured by BIF, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

     - a member of the New York, American, Midwest, or Pacific Stock Exchange;

     - a savings bank or savings and loan association whose deposits are insured by SAIF, which is administered by the FDIC; or

     - any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Funds do not accept signatures guaranteed by a notary public.

The Trust and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Trust may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Trust and its transfer agent reserve the right to amend these standards at any time without notice.

Normally, a check for the proceeds is mailed to the shareholder within one business day, but in no event more than seven days, after receipt of a proper written redemption request. Upon shareholder request, the proceeds may be credited to an account at Riggs National Bank.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Once a Fund account has been opened, shareholders may withdraw from their investment on a regular basis in a minimum amount of $50. Under this program, Fund shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. In addition, shareholders may make arrangements to have amounts systematically withdrawn from their accounts in the Money Market Funds and automatically invested in shares of one of the other RIMCO Monument Funds. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Fund shares, and the fluctuation of the net asset value of Fund shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through Riggs National Bank or an authorized broker or dealer. Due to the fact that shares of the Bond Fund, Stock Fund, and Small Capitalization Fund are sold with a sales charge, it is not advisable for shareholders of these Funds to be purchasing shares while participating in this program.


Due to the nature of the Cash Sweep Program, systematic withdrawal privileges are not available with respect to the Class B Shares of Prime Money Market Fund.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $1,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement. The required minimum value may be waived for employees or retirees of the Riggs National Corporation and/or its subsidiaries, employees of Independent Financial Marketing Group, and their spouses and children under 21.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

Each share of a Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each Fund in the Trust have equal voting rights, except that in matters affecting only a particular Fund or class only shareholders of that Fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the operation of the Trust or a Fund and for the election of Trustees under certain circumstances. As of September 12, 1995, Riggs National Bank may for certain purposes be deemed to control the Funds because it is owner of record of certain shares of the Funds.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for obligations of the Trust, the Trust is required to use its property to protect or to compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and to pay judgments against them from its assets.


EFFECT OF BANKING LAWS
--------------------------------------------------------------------------------

Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, or distributing securities. However, such banking laws and regulations do not prohibit such a holding company affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of such a customer. Riggs National Bank is subject to such banking laws and regulations.

Riggs National Bank believes, based on the advice of its counsel, that RIMCO may perform the services for any Fund contemplated by its advisory agreement with the Trust without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent RIMCO from continuing to perform all or a part of the above services for its customers and/or a Fund. If it were prohibited from engaging in these customer-related activities, the Trustees would consider alternative advisers and means of continuing available investment services. In such event, changes in the operation of a Fund may occur, including possible termination of any automatic or other Fund share investment and redemption services then being provided by RIMCO. It is not expected that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities to RIMCO is found) as a result of any of these occurrences.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Funds anticipate that they will pay no federal income tax because each Fund expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by a Fund will not be combined for tax purposes with those realized by any of the other Funds.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time the Bond Fund, the Stock Fund, and the Small Capitalization Fund may advertise total return and all of the Funds may advertise yield. U.S. Treasury Money Market Fund and Prime Money Market Fund may also advertise effective yield.

Total return represents the change, over a specified period of time, in the value of an investment in a Fund after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yields of U.S. Treasury Money Market Fund and Prime Money Market Fund represent the annualized rate of income earned on an investment in a Fund over a seven-day period. It is the annualized dividends earned during the period on the investment, shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but, when annualized, the income earned on an investment in a Fund is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


With respect to Prime Money Market Fund, yield and effective yield will be calculated separately for the Class A Shares and Class B Shares. Expense differences between Class A and Class B Shares may affect the performance of each class.


The yield of Bond Fund, Stock Fund, and Small Capitalization Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

From time to time, advertisements for the Funds may refer to ratings, rankings, and other information in certain financial publications and/or compare the Funds' performance to certain indices.


ADDRESSES
--------------------------------------------------------------------------------

RIMCO Monument U.S. Treasury Money Market Fund
RIMCO Monument Prime Money Market Fund
 Class A Shares
 Class B Shares
RIMCO Monument Bond Fund
RIMCO Monument Stock Fund
RIMCO Monument Small Capitalization Equity Fund
                                                                 Federated Investors Tower
                                                                 Pittsburgh, Pennsylvania 15222-3779
----------------------------------------------------------------------------------------------------
Distributor
                   Federated Securities Corp.                    Federated Investors Tower
                                                                 Pittsburgh, Pennsylvania 15222-3779
----------------------------------------------------------------------------------------------------
Investment Adviser
                   Riggs Investment Management Corp.             808 17th Street N.W.
                                                                 Washington, D.C. 20006-3950
----------------------------------------------------------------------------------------------------
Custodian
                   The Riggs National Bank of Washington, D.C.   1120 Vermont Avenue N.W.
                   RIMCO Monument Funds                          Washington, D.C. 20005-3598
----------------------------------------------------------------------------------------------------
Transfer Agent, Dividend Disbursing Agent,
and Portfolio Accounting Services
                   Federated Services Company                    Federated Investors Tower
                                                                 Pittsburgh, Pennsylvania 15222-3779
----------------------------------------------------------------------------------------------------
Independent Auditors
                   Ernst & Young LLP                             One Oxford Centre
                                                                 Pittsburgh, Pennsylvania 15219
----------------------------------------------------------------------------------------------------



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                                      RIMCO MONUMENT FUNDS
                                      COMBINED PROSPECTUS

                                      An Open-End Management
                                      Investment Company


                                      December 18, 1995


RIGGS INVESTMENT MANAGEMENT CORP. (RIMCO)
----------------------------------------------

Investment Adviser

FEDERATED SECURITIES CORP.
----------------------------------------------

Distributor

Cusips 766730300
766730105
766730402
766730204
766730501

     766730600

1061803A (12/95)


RIMCO MONUMENT FUNDS
CONSISTS OF FIVE PORTFOLIOS:
               O    RIMCO MONUMENT U.S. TREASURY MONEY MARKET FUND;
               O    RIMCO MONUMENT PRIME MONEY MARKET FUND;
                                CLASS A SHARES
                                CLASS B SHARES
               O    RIMCO MONUMENT BOND FUND;
               O    RIMCO MONUMENT STOCK FUND; AND
               O    RIMCO MONUMENT SMALL CAPITALIZATION EQUITY FUND.
COMBINED STATEMENT OF ADDITIONAL INFORMATION

This combined Statement of Additional Information should be read with the combined Prospectus of RIMCO Monument Funds (the "Trust") dated December 18, 1995. This Statement is not a prospectus itself. To receive a copy of the combined Prospectus, write or call the Trust.

   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779

   Statement dated December 18, 1995
           FEDERATED SECURITIES

           CORP.

           Distributor
           A subsidiary of
           Federated Investors



                                            TRUSTEE LIABILITY         34
                                            INVESTMENT ADVISORY SERVICES 34
GENERAL INFORMATION ABOUT THE TRUST     2
                                                 ADVISER TO THE TRUST      34
INVESTMENT OBJECTIVE AND POLICIES OF THE FUNDS    2
                                                 ADVISORY FEES             35
REPURCHASE AGREEMENTS           2           ADMINISTRATIVE SERVICES        36
REVERSE REPURCHASE AGREEMENTS   3
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS     3
RESTRICTED AND ILLIQUID SECURITIES4
LENDING OF PORTFOLIO SECURITIES 4
U.S. GOVERNMENT SECURITIES      5
BANK INSTRUMENTS                6
FUNDING AGREEMENTS              6
FUTURES AND OPTIONS TRANSACTIONS6
FUTURES CONTRACTS               8
PUT OPTIONS ON FUTURES CONTRACTS8
CALL OPTIONS ON FUTURES CONTRACTS9
"MARGIN" IN FUTURES TRANSACTIONS11
COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)   12
REAL ESTATE INVESTMENT TRUSTS  13
CONVERTIBLE SECURITIES         13
WARRANTS                       14
PORTFOLIO TURNOVER             15
INVESTMENT LIMITATIONS         15
RIMCO MONUMENT FUNDS MANAGEMENT22

OFFICERS AND TRUSTEES          22
FUND OWNERSHIP                 32
TRUSTEES' COMPENSATION         33



CUSTODIAN                      38         SMALL CAPITALIZATION FUND       53
                                          FINANCIAL STATEMENTS            54
BROKERAGE TRANSACTIONS         38
                                          APPENDIX                        54
PURCHASING SHARES              39

DISTRIBUTION PLAN (CLASS B SHARES OF PRIME MONEY MARKET FUND ONLY)

                               39
CONVERSION TO FEDERAL FUNDS    40
DETERMINING NET ASSET VALUE    41

DETERMINING MARKET VALUE OF SECURITIES  41
USE OF THE AMORTIZED COST METHOD42
REDEEMING SHARES               44

REDEMPTION IN KIND             44
TAX STATUS                     45

THE FUNDS' TAX STATUS          45
SHAREHOLDERS' TAX STATUS       45
CAPITAL GAINS                  46
TOTAL RETURN                   46

YIELD                          47

EFFECTIVE YIELD                48

PERFORMANCE COMPARISONS        48

U.S. TREASURY MONEY MARKET FUND49
PRIME MONEY MARKET FUND        50
BOND FUND                      50
STOCK FUND                     52



GENERAL INFORMATION ABOUT THE TRUST

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 1, 1991. As of the date of this Statement, the Trust consists of five separate portfolios of securities (the "Funds") which are as follows: RIMCO Monument U.S. Treasury Money Market Fund ("U.S. Treasury Money Market Fund"), RIMCO Monument Prime Money Market Fund ("Prime Money Market Fund"), RIMCO Monument Bond Fund ("Bond Fund"), RIMCO Monument Stock Fund ("Stock Fund") and RIMCO Monument Small Capitalization Equity Fund ("Small Capitalization Fund").
Shares of Prime Money Market Fund are currently offered in two classes: Class A Shares and Class B Shares. Prior to August 23, 1995, this Fund offered a single class of shares, which are currently designated as Class A Shares. INVESTMENT OBJECTIVE AND POLICIES OF THE FUNDS

The Prospectus discusses the objective of each Fund and the policies it employs to achieve those objectives. The following discussion supplements the description of the Funds' investment policies in the Prospectus.
The Funds' respective investment objectives cannot be changed without approval of shareholders. The investment policies described below may be changed by the Board of Trustees (the "Trustees") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.
REPURCHASE AGREEMENTS
The Funds or their custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of a Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the adviser to be creditworthy pursuant to guidelines established by the Trustees.
REVERSE REPURCHASE AGREEMENTS
The Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that a Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Funds may engage in when-issued and delayed delivery transactions. These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. As a matter of policy, the Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their respective assets.
RESTRICTED AND ILLIQUID SECURITIES
The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission (the "SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Trust, on behalf of the Funds, believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities for determination to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:
   o the frequency of trades and quotes for the security;
   o the number of dealers willing to purchase or sell the security and the number of other potential buyers;
   o dealer undertakings to make a market in the security; and
   o the nature of the security and the nature of the marketplace trades. LENDING OF PORTFOLIO SECURITIES
The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the particular Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of a Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.
A Fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.
U.S. GOVERNMENT SECURITIES
The types of U.S. government securities in which the Prime Money Market Fund, Bond Fund, Stock Fund, and Small Capitalization Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:
   o the full faith and credit of the U.S. Treasury;
   o the issuer's right to borrow from the U.S. Treasury;
   o the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; or
   o the credit of the agency or instrumentality issuing the obligations. Examples of agencies and instrumentalities whose obligations are permissible investments but may not always receive financial support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.



BANK INSTRUMENTS
Prime Money Market Fund, Bond Fund, Stock Fund, and Small Capitalization Fund may invest in the instruments of banks and savings and loans whose deposits are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC"), or the Savings Association Insurance Fund, which is administered by the FDIC, such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances. These instruments are not necessarily guaranteed by those organizations.
In addition, the Funds may invest in:
   o Eurodollar Certificates of Deposit ("ECDs") issued by foreign branches of U.S. or foreign banks;
   o Eurodollar Time Deposits ("ETDs"), which are U.S. dollar- denominated deposits in foreign branches of U.S. or foreign banks;
   o Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the United States; and
   o Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.

FUNDING AGREEMENTS
Prime Money Market Fund may purchase funding agreements ("Agreements"), which are investment instruments issued by highly rated U.S. insurance companies. Pursuant to such Agreements, the Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits guaranteed interest to the Fund. The insurance company may assess periodic charges against an Agreement for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer, and the Agreement is paid from the general assets of the issuer.
The Fund will only purchase Agreements from issuers which, at the time of purchase, meet quality and credit standards established by the Fund's adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in Agreements does not currently exist. Also, the Fund may not receive the principal amount of an Agreement from the insurance company on seven days' notice or less. Therefore, Agreements are typically considered to be illiquid investments.

FUTURES AND OPTIONS TRANSACTIONS
Bond Fund, Stock Fund, and Small Capitalization Fund may engage in futures and options transactions. In an effort to reduce fluctuations in the net asset value of shares of a Fund, a Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, (or over- the-counter put options on futures contracts in the case of Bond
Fund) and writing call options on futures contracts. A Fund may also write covered call options on portfolio securities to attempt to increase its current income. A Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. With respect to Bond Fund, an option position on financial futures contracts may be closed out over- the-counter or on an exchange which provides a secondary market for options of the same series. With respect to Stock Fund and Small Capitalization Fund, an option position on financial futures contracts may be closed out only on an exchange which provides a secondary market for options of the same series.



FUTURES CONTRACTS
Bond Fund, Stock Fund, and Small Capitalization Fund may engage in futures contracts. A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. However, a stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made.
The purpose of the acquisition or sale of a futures contract by a Fund is to protect the Fund from fluctuations in the value of its securities caused by anticipated changes in interest rates or market conditions without necessarily buying or selling the securities. For example, in the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, Bond Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. Bond Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.
PUT OPTIONS ON FUTURES CONTRACTS
Bond Fund, Stock Fund, and Small Capitalization Fund may engage in put options on futures contracts. A Fund may purchase listed put options on futures contracts (or over-the-counter put options on futures contracts in the case of



Bond Fund). Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price. A Fund would purchase put options on futures contracts to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates.
Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option may be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities. Alternatively, a Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.
CALL OPTIONS ON FUTURES CONTRACTS
Bond Fund, Stock Fund, and Small Capitalization Fund may engage in call options on futures contracts. In addition to purchasing put options on futures, Bond Fund, Stock Fund, and Small Capitalization Fund may write listed call options on futures contracts (or over-the-counter call options on futures contracts in the case of Bond Fund) to hedge its respective portfolio against, for example, an increase in market interest rates. When a Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise (in the case of Bond Fund) or as stock prices fall (in the case of Stock Fund and Small Capitalization Fund), causing the prices of futures to go down, a Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of a Fund's call option position to increase.
In other words, as the underlying future's price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that a Fund keeps the premium received for the option. This premium can help substantially to offset the drop in value of a Fund's portfolio securities. Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, a Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by a Fund for the initial option. The net premium income of a Fund will then substantially offset the decrease in value of the hedged securities.
A Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, a Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.



"MARGIN" IN FUTURES TRANSACTIONS
Unlike the purchase or sale of a security, neither Bond Fund, Stock Fund, nor Small Capitalization Fund pay or receive money upon the purchase or sale of a futures contract. Rather, the Funds are required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with the custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contracts initial margin does not involve a borrowing by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. A futures contract held by Bond Fund, Stock Fund, or Small Capitalization Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark to market its open futures positions. The Funds are also required to deposit and maintain margin when they write call options on futures contracts.
The Funds will comply with the following restrictions when purchasing and selling futures contracts. First, the Funds will not participate in futures transactions if the sum of its initial margin deposits on open contracts will exceed 5% of the market value of its respective total assets, after taking into account the unrealized profits and losses on those contracts it has entered into. Second, the Funds will not enter into these contracts for speculative purposes. Third, since the Funds do not constitute a commodity pool, they will not market themselves as such, nor serve as vehicles for trading in the commodities futures or commodity options markets. Connected with this, the Funds will disclose to all prospective investors, the limitations on their futures and option transactions, and make clear that these transactions are entered into only for bona fide hedging purposes, or other permissible purposes pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Finally, because the Funds will submit to the CFTC special calls for information, the Funds will not register as commodities pool operators.
COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
Bond Fund may invest in CMOs. Privately issued CMOs generally represent an ownership interest in a pool of federal agency mortgage pass-through securities, such as those issued by the Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid. Generally-speaking, the mortgages underlying mortgage-backed securities often may be prepaid without penalty or premium. Therefore, mortgage-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that the Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as collateralized mortgage obligations, prepayments may be allocated to one tranche of securities ahead of other tranches, in order to reduce the risk of prepayments for the other tranches. Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated principal amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.
REAL ESTATE INVESTMENT TRUSTS
The Small Capitalization Fund may purchase interests in real estate investment trusts. Risks associated with real estate investments include the fact that equity and mortgage real estate investment trusts are dependent upon management skill and are not diversified, and are, therefore, subject to the risk of financing single projects or unlimited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage real estate investment trusts may be affected by the quality of any credit extended. The investment adviser seeks to mitigate these risks by selecting real estate investment trusts diversified by sector (shopping malls, apartment building complexes, and health care facilities) and geographic location.
CONVERTIBLE SECURITIES
When owned as part of a unit along with warrants, which entitle the holder to buy the common stock, convertible securities function as convertible bonds,



except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and therefore have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.
The Funds will exchange or convert the convertible securities held in their portfolios into shares of the underlying common stocks when, in the investment adviser's opinion, the investment characteristics of the underlying common shares will assist the Funds in achieving their investment objectives. Otherwise, the Funds will hold or trade the convertible securities. In selecting convertible securities for the Fund, the Fund's adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund's adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.
WARRANTS
Stock Fund and Small Capitalization Fund may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. PORTFOLIO TURNOVER
For the years ended April 30, 1995 and 1994 , the Bond and Stock Funds' portfolio turnover rates were 262% and 46%, and 344% and 89%, respectively. For the period from February 27, 1995 (date of initial public investment) to April 30, 1995, the Small Capitalization Fund portfolio turnover rate was 8%.


INVESTMENT LIMITATIONS
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Funds will not issue senior securities except that a Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed; and except to the extent that a Fund may enter into futures contracts. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. A Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, a Fund will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements.
  SELLING SHORT AND BUYING ON MARGIN
     The Funds will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of purchases and sales of securities. The deposit or payment by Bond Fund, Stock Fund, or Small Capitalization Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.
  PLEDGING ASSETS
     The Funds will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In these cases U.S. Treasury Money Market Fund and Prime Money Market Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets of a Fund at the time of the pledge, while Bond Fund, Stock Fund, and Small Capitalization Fund may pledge assets having a value of 15% of assets taken at cost. For purposes of this restriction,
     (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to (i) the purchase and sale of stock options and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets. Margin deposits for the purchase and sale of futures contracts and related options are not deemed to be a pledge.
  LENDING CASH OR SECURITIES
     The Funds will not lend any of their respective assets except portfolio securities up to one-third of the value of total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, variable amount demand master notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objective, policies, and limitations or the Trust's Declaration of Trust.
  INVESTING IN RESTRICTED SECURITIES

     Prime Money Market Fund, Bond Fund, Stock Fund, and Small Capitalization Fund will not invest more than 10% of their respective net assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Board of Trustees. U.S. Treasury Money Market Fund will not purchase or sell securities which are restricted as to resale under federal securities law.

  INVESTING IN COMMODITIES
     None of the Funds will invest in commodities, except to the extent that Bond Fund, Stock Fund, and Small Capitalization Fund may engage in transactions involving futures contracts or options on futures contracts.
  INVESTING IN REAL ESTATE
     None of the Funds will purchase or sell real estate, including limited partnership interests, although Prime Money Market Fund, Bond Fund, Stock Fund, and Small Capitalization Fund may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.




  DIVERSIFICATION OF INVESTMENTS
     With respect to 75% of the value of its respective total assets, Prime Money Market Fund, Bond Fund, Stock Fund, and Small Capitalization Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. No Fund will acquire more than 10% of the outstanding voting securities of any one issuer.

  CONCENTRATION OF INVESTMENTS
     No Fund will invest 25% or more of the value of its respective total assets in any one industry (other than securities issued by the U.S. government, its agencies, or instrumentalities or repurchase agreements collateralized by these securities), except that Prime Money Market Fund may invest 25% or more of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments (i.e., repurchase agreements).
  UNDERWRITING
     A Fund will not underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.
The above limitations cannot be changed with respect to a Fund without approval of holders of a majority of that Fund's shares. The following limitations may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
  INVESTING IN ILLIQUID SECURITIES
     The Bond Fund, Stock Fund, and Small Capitalization Fund will not invest more than 15% and the Prime Money Market Fund will not invest more than 10% of the value of their respective net assets in illiquid securities, including repurchase agreements providing for settlement more than seven days after notice; and, in the case of Bond Fund, Stock Fund, and Small Capitalization Fund, including over-the-counter options; in the case of Prime Money Market Fund, Bond Fund, Stock Fund, and Small Capitalization Fund, including certain restricted securities not determined by the Trustees to be liquid; and, in the case of Prime Money Market Fund, non-negotiable fixed income time deposits with maturities over seven days.

  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Funds will limit their respective investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, and will not invest more than 5% of their respective total assets in any one investment company, or invest more than 10% of their respective total assets in investment companies in general. U.S. Treasury Money Market Fund and Prime Money Market Fund will limit their investments in the securities of other investment companies to those of money market funds having investment objectives and policies similar to their own. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets.

  INVESTING IN NEW ISSUERS
     A Fund will not invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST
     A Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or a Fund's investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.
  INVESTING IN MINERALS
     A Fund will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, except it may purchase the securities of issuers which invest in or sponsor such programs.
  ARBITRAGE TRANSACTIONS
     A Fund will not enter into transactions for the purpose of engaging in arbitrage.
  OPTIONS AND RELATED TRANSACTIONS
     A Fund will not purchase put or call options on securities or on futures contracts, except that Bond Fund, Stock Fund and Small Capitalization Fund may engage in put and call options, futures and options on futures.
  PURCHASING SECURITIES TO EXERCISE CONTROL
     A Fund will not purchase securities of a company for the purpose of exercising control or management.



  INVESTING IN WARRANTS
     The Funds will not invest in warrants, except that Stock Fund and Small Capitalization Fund may invest not more than 5% of their respective net assets in warrants, including those acquired in units or attached to other securities. To comply with certain state restrictions, the Funds will limit their investment in such warrants not listed on the New York or American Stock Exchanges to 2% of their respective net assets. (If state restrictions change, this latter restriction may be revised without notice to shareholders.) For purposes of this investment restriction, warrants will be valued at the lower of cost or market, except that warrants acquired by the Funds in units with or attached to securities may be deemed to be without value.
Except with respect to the Funds' policy of borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. The Funds did not borrow money or pledge securities in excess of 5% of the value of their respective net assets in the last fiscal year and have no present intent to do so in the coming fiscal year. To comply with registration requirements in certain states, Bond Fund, Stock Fund and Small Capitalization Fund (1) will limit the aggregate value of the assets underlying covered call options or put options written by a Fund to not more than 25% of its net assets, (2) will limit the premiums paid for options purchased by a Fund to 5% of its net assets, and (3) will limit the margin deposits on futures contracts entered into by a Fund to 5% of its net assets. Stock Fund and Small Capitalization Fund will not invest more than 5% of their respective total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees. (If state requirements change, these restrictions may be revised without shareholder notification.)

For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

RIMCO MONUMENT FUNDS MANAGEMENT

OFFICERS AND TRUSTEES
Officers and Trustees are listed with their addresses, birthdates, principal occupations during the past five years, and their present positions, including any affiliation with Riggs Investment Management Corporation, The Riggs National Bank of Washington D.C., Federated Investors, Federated Securities Corp., Federated Services Company and Federated Administrative Services.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Trustee
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director, Trustee, or Managing General Partner of



the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust.





Thomas G. Bigley
28th Floor, One Oxford Centre
Pittsburgh, PA
Birthdate:  February 3, 1934
Trustee
Director, Oberg Manufacturing Co.; Chairman of the Board, Children's Hospital of Pittsburgh; Director, Trustee, or Managing General Partner of the Funds; formerly, Senior Partner, Ernst & Young LLP.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Trustee
President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; President, Northgate Village Development Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of the Funds; formerly, President, Naples Property Management, Inc.




William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Trustee
Director and Member of the Executive Committee, Michael Baker, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes, Inc.


James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Trustee
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee, or Managing General Partner of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Trustee
Professor of Medicine and Member, Board of Trustees, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly,



Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director, Trustee, or Managing General Partner of the Funds.





Edward L. Flaherty, Jr.@
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  June 18, 1924
Trustee
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Director, Eat'N Park Restaurants, Inc., and Statewide Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Counsel, Horizon Financial, F.A., Western Region.




Edward C. Gonzales*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
President, Treasurer, and Trustee
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; Executive Vice President and Treasurer of some of the Funds.


Peter E. Madden
70 Westcliff Road
Westin, MA
Birthdate:  March 16, 1942
Trustee
Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee, or Managing General Partner of the Funds; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation.




Gregor F. Meyer
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  October 6, 1926
Trusteer
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee, or Managing General Partner of the Funds.




John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Trustee
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director, Trustee or Managing General Partner of the Funds.




Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Trustee
Professor, International Politics and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Management Center; Director, Trustee, or Managing General Partner of the Funds; President Emeritus, University of Pittsburgh; founding Chairman, National Advisory Council for Environmental Policy and Technology and Federal Emergency Management Advisory Board.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Trustee
Public relations/marketing consultant; Conference Coordinator, Non-profit entities; Director, Trustee, or Managing General Partner of the Funds.




J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
Executive Vice President
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Services Company, and Federated Shareholder Services; President or Executive Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.




Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923
Vice President
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.





John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President and Secretary
Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Services Company; Executive Vice President, Secretary, and Trustee, Federated Administrative Services; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds.




Jeffrey W. Sterling
Federated Investors Tower
Pittsburgh, PA
Birthdate:  February 5, 1947
Vice President and Assistant Treasurer
Vice President, Federated Administrative Services; Vice President and Assistant Treasurer of some of the Funds.


     * This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940, as amended.
     @ Member of the Executive Committee. The Executive Committee of the
       Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.

Officers and Directors own less than 1% of the Fund's outstanding Shares.
As used in the table above, "The Funds" and "Funds" mean the following investment companies: American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated Growth Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Intermediate Government Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Intermediate Government Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated U.S.



Government Bond Fund; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust; Insight Institutional Series, Inc.; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; RIMCO Monument Funds; The Shawmut Funds; Short-Term Municipal Trust; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trademark Funds; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; The Virtus Funds; World Investment Series, Inc.
FUND OWNERSHIP
Officers and Trustees own less than 1% of the outstanding shares of each Fund. The following list indicates the beneficial ownership of shareholders who are the beneficial owners of more than 5% of the outstanding shares of the following Funds as of September 12, 1995. Riggs National Bank, acting in various capacities for numerous accounts owned, of record approximately:
4,225,733.53 shares (86.0%) of Bond Fund; 246,222,889.51% Class A Shares
(82.80%) of Prime Money Market Fund; 3,657,220.58 shares (70.24%) of Stock Fund; 84,677,177.11 shares (83.47%) of U.S. Treasury Money Market Fund; and



1,268,416.03 shares (95.63%) of Small Capitalization Fund. As of
September 12, 1995, Georgetown University, Washington, D.C., owned approximately 19,842,015.49 Class A Shares (6.67%) of Prime Money Market Fund. As of September 12, 1995, Riggs National Bank, RPO Collier Shannon Profit Sharing, Washington, D.C. owned approximately 337,946.47 (6.49%) shares of Stock Fund.
TRUSTEES' COMPENSATION



NAME ,
POSITION WITH                     AGGREGATE  COMPENSATION
TRUST*#                                  FROM TRUST


John F. Donahue
Chairman and Trustee                              $0
John T. Conroy, Jr.
Trustee                                      $1,726
William J. Copeland
Trustee                                      $1,726
James E. Dowd
Trustee                                      $1,726
Lawrence D. Ellis, M.D.
Trustee                                      $1,570
Edward L. Flaherty, Jr.
Trustee                                      $1,726
Edward C. Gonzales
President , Treasurer,



 and Trustee                                 $0
Peter E. Madden
Trustee                                      $1,331
Gregor F. Meyer
Trustee                                      1,570
John E. Murray, Jr.
Trustee                                      $554
Wesley W. Posvar
Trustee                                      $1,570
Marjorie P. Smuts
Trustee                                      $1,570


*Information is furnished for the fiscal year ended April 30, 1995.
#The aggregate compensation is provided for the Trust which is comprised of five portfolios.

TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE TRUST
The Trust's investment adviser is Riggs Investment Management Corporation ("RIMCO"). It is a subsidiary of The Riggs National Bank of Washington D.C. ("Riggs National Bank"). The adviser shall not be liable to the Trust, a



Fund, or any shareholder of any of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
Because of the internal controls maintained by Riggs National Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Riggs National Bank's or its affiliates' lending relationships with an issuer.
ADVISORY FEES

For its advisory services, RIMCO receives an annual investment advisory fee as described in the prospectus. For the years ended April 30, 1995, 1994 and 1993, the adviser earned fees from the U.S. Treasury Money Market Fund of $471,274, $603,612, and $357,883, respectively, of which $188,510, $187,081, and $211,661, respectively, were waived. For the years ended April 30, 1995, 1994 and 1993, the adviser earned fees from the Prime Money Market Fund of $1,722,083, $1,749,364, and $1,359,233, respectively, of which $818,546,
$973,920, and $779,685, respectively, were waived. For the years ended April 30, 1995, 1994, and for the period from May 11, 1992 (date of initial public investment), to April 30, 1993, the adviser earned fees from the Bond Fund of $346,821, $361,465 and $274,123, respectively, of which $185,307, $230,341 and
$234,520, respectively, were waived. For the years ended April 30, 1995, 1994 and for the period from the date of initial public investment, May 11, 1992, to April 30, 1993, the adviser earned fees from the Stock Fund of $450,390, $366,126, and $234,851, respectively, of which $82,877, $96,024 and $150,164, respectively, were waived. For the period from February 27, 1995 (date of initial public investment) to April 30, 1995, the adviser earned fees from the Small Capitalization Fund of $9,220, all of which was waived.

  STATE EXPENSE LIMITATIONS
     The adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If a Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2 1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1 1/2% per year of the remaining average net assets, the adviser will reimburse the Fund for its expenses over the limitation.
     If a Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee. This arrangement is not part of the advisory contract and may be amended or rescinded in the future.
ADMINISTRATIVE SERVICES

Federated Administrative Services, which is a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for the fees set forth in the prospectus. For the years ended April 30, 1995, 1994 and 1993, Federated Administrative Services earned from the U.S. Treasury Money Market Fund fees equal to $126,640, $160,619, and $100,328, respectively, none of which was waived. For the years ended April 30, 1995, 1994 and 1993,



Federated Administrative Services earned from Prime Money Market Fund fees equal to $462,172 $462,675, and $380,420, respectively, of which $0, $0, and
$51,642, respectively, were waived. For the years ended April 30, 1995, 1994 and for the period from the date of initial public investment, May 11, 1992, to April 30, 1993, Federated Administrative Services earned from the Bond Fund fees equal to $62,130, $64,134 and $51,181, respectively, of which $0, $0 and $3,654, respectively, were waived. For the year ended April 30, 1995, 1994 and for the period from the date of initial public investment, May 11, 1992, to April 30, 1993, Federated Administrative Services earned from the Stock Fund fees equal to $80,732, $64,944 and $43,863, respectively, of which $0, $0 and $1,395, respectively, were waived. For the period from February 27, 1995 (date of initial public investment), to April 30, 1995, Federated Administrative Services earned from the Small Capitalization Fund fees equal to $8,493, all of which was waived.
Federated Services Company ("FServ") is the Funds' portfolio accountant, transfer agent and dividend disbursing agent. For the years ended April 30, 1995, 1994 and 1993, FServ received from the U.S. Treasury Money Market Fund fees equal to $85,400, $45,458, and $47,961, respectively. For the years ended April 30, 1995, 1994 and 1993, FServ received from the Prime Money Market Fund fees equal to $98,594, $106,071, and $76,031, respectively. For the years ended April 30, 1995, 1994 and for the period from the date of initial public investment, May 11, 1992, to April 30, 1993, FServ received from the Bond Fund fees equal to $87,375, $78,636 and $45,062, respectively. For the year ended April 30, 1995, 1994 and for the period from the date of initial public investment, May 11, 1992, to April 30, 1993, FServ received from the Stock Fund fees equal to $83,336, $81,432 and $38,326, respectively. For the period from February 27, 1995 (date of initial public investment), to April 30, 1995, FServ received from the Small Capitalization Fund fees equal to $12,602.



CUSTODIAN

For its service as custodian, Riggs National Bank may receive an annual fee, payable monthly based upon the Fund's average aggregate daily net assets. In addition, Riggs National Bank is reimbursed for its out-of- pocket expenses. BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Board of Trustees.
The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the adviser and may include:
   o advice as to the advisability of investing in securities;
   o security analysis and reports;
   o economic studies;
   o industry studies;
   o receipt of quotations for portfolio evaluations; and
   o similar services.
The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.



Research services provided by brokers may be used by the adviser in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.
For the years ended April 30, 1995, and 1994, and for the period from May 11, 1992 (date of initial public investment), to April 30, 1993, the Stock Fund paid $99,125, $16,091 and $117,893, respectively, as brokerage commissions on brokerage transactions. For the period from February 27, 1995 (date of initial public investment), to April 30, 1995, the Small Capitalization Fund paid $2,511 as brokerage commissions on brokerage transactions.
PURCHASING SHARES

Shares of U.S. Treasury Money Market Fund and Prime Money Market Fund are sold at their net asset value without a sales charge. Shares of Bond Fund, Stock Fund, and Small Capitalization Fund are sold at their net asset value plus a sales charge. Shares of the Funds are sold on days on which both the New York Stock Exchange and the Federal Reserve Wire are open for business. The procedure for purchasing shares of the Funds is explained in the prospectus under "Investing in the Funds."
DISTRIBUTION PLAN (CLASS B SHARES OF PRIME MONEY MARKET FUND ONLY)
The Trust has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Plan"). The Plan provides for payment of fees to Federated Securities Corp. to finance any activity which is principally intended to result in the sale of the Class B Shares of Prime Money Market Fund. Such activities may include the advertising and marketing of shares; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the



Plan. Pursuant to the Plan, Federated Securities Corp. may pay fees to brokers for distribution and administrative services and to administrators for administrative services as to Class B Shares of the Prime Money Market Fund. The administrative services may include, but are not limited to:
communicating account openings; communicating account closings; entering purchase transactions; entering redemption transactions; providing or arranging to provide accounting support for all transactions; wiring funds and receiving funds for share purchases and redemptions, confirming and reconciling all transactions, reviewing the activity in accounts for Class B Shares and providing training and supervision of broker personnel; posting and reinvesting dividends to accounts for Class B Shares or arranging for this service to be performed by the Fund's transfer agent; and maintaining and distributing current copies of prospectuses and shareholder reports to the beneficial owners of shares and prospective shareholders.
The Board of Trustees expects that the Plan will result in the sale of a sufficient number of Class B Shares so as to allow the Class B Shares of Prime Money Market Fund to achieve economic viability. It is also anticipated that an increase in the size of this Fund will facilitate more efficient portfolio management and assist this Fund in seeking to achieve its investment objective.
CONVERSION TO FEDERAL FUNDS
It is the Funds' policy to be as fully invested as possible so that maximum interest or dividends may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Riggs National Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.



DETERMINING NET ASSET VALUE

U.S. Treasury Money Market Fund and Prime Money Market Fund attempt to stabilize the value of their respective shares at $1.00. Net asset values of Bond Fund, Stock Fund and Small Capitalization Fund generally change each day. The days on which the net asset value is calculated by these Funds are described in the prospectus.
DETERMINING MARKET VALUE OF SECURITIES
The market value of Bond Fund's, Stock Fund's, and Small Capitalization Fund's portfolio securities are determined as follows:
   o for equity securities, according to the last sale price on a national securities exchange, if available;
   o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;
   o for unlisted equity securities, the latest bid prices;
   o for bonds and other fixed income securities, as determined by an independent pricing service;
   o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service or for short-term obligations with remaining maturities of less than 60 days, at the time of purchase, at amortized cost; or
   o for all other securities, at fair value as determined in good faith by the Board of Trustees.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.



The Funds will value futures contracts, options, and put options on futures and at their market values established by the exchanges at the close of option trading on such exchanges unless the Board of Trustees determine in good faith that another method of valuing option positions is necessary to appraise their fair value.
USE OF THE AMORTIZED COST METHOD
With respect to U.S. Treasury Money Market Fund and Prime Money Market Fund, the Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.
A Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a- 7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and a Fund's investment objective. Under the Rule a Fund is permitted to purchase instruments which are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles a Fund to receive the principal amount of the instrument from the issuer or a third party on (1) no more than 30 days' notice or (2) at specified intervals not exceeding one year on no more than 30 days' notice. A standby commitment entitles a Fund to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.



  MONITORING PROCEDURES
     The Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than
     0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.
  INVESTMENT RESTRICTIONS
     The Rule requires that a Fund limit its investments to instruments that, in the opinion of the Board of Trustees, present minimal credit risk and that, if rated, meet minimum rating standards set forth in the Rule. If the instruments are not rated, the Trustees must determine that they are of comparable quality. Shares of investment companies purchased by the Funds will meet these same criteria and will have investment policies consistent with Rule 2a- 7. The Rule also requires a Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instrument with a remaining maturity of more than 13 months can be purchased by a Fund.
     Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, a Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.
A Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time,



result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.
In periods of declining interest rates, the indicated daily yield on shares of a Fund computed by dividing the annualized daily income on a Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.
In periods of rising interest rates, the indicated daily yield on shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates. REDEEMING SHARES

Each Fund redeems shares at the next computed net asset value after Riggs National Bank receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares."
REDEMPTION IN KIND
Although the Trust intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from a Fund's portfolio. To the extent available, such securities will be readily marketable. Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Board of Trustees determine to be fair and equitable. The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period.



TAX STATUS

THE FUNDS' TAX STATUS
The Funds will pay no federal income tax because they expect to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Fund must, among other requirements:
   o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   o derive less than 30% of its gross income from the sale of securities held less than three months;
   o invest in securities within certain statutory limits; and
   o distribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends received as cash or additional shares. With respect to the U.S. Treasury Money Market Fund, Prime Money Market Fund, and Bond Fund, no portion of any income dividend paid by a Fund is expected to be eligible for the dividends received deduction available to corporations. With respect to the Stock Fund and the Small Capitalization Fund, the dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to a particular fund if that fund were a regular corporation and to the extent designed by a fund as so qualifying. These dividends, and any short-term capital gains, are taxable as ordinary income.



CAPITAL GAINS
Capital gains experienced by U.S. Treasury Money Market Fund and Prime Money Market Fund could result in an increase in dividends. Capital losses could result in a decrease in dividends. If for some extraordinary reason these Funds realize net long-term capital gains, such net long-term capital gains will be distributed at least once every 12 months.
With respect to Bond Fund, Stock Fund, and Small Capitalization Fund, long-term capital gains distributed to shareholders will be treated as long-term capital gains regardless of how long shareholders have held shares.
TOTAL RETURN

The Bond Fund's average annual total returns for the one-year and since inception (May 11, 1992) periods ended
April 30, 1995 were 1.37% and 5.07%, respectively.
The Stock Fund's average annual total returns the one-year and since inception (May 11, 1992) periods ended
April 30, 1995 were 10.17% and 10.80%, respectively.
The Small Capitalization Fund's cumulative total return for the period from February 27, 1995 (start of performance) to April 30, 1995, was 0.68%.
The Funds' average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales load, adjusted over the period by any additional shares, assuming the monthly or quarterly, as applicable, reinvestment of all dividends and distributions.



Cumulative total return reflects a fund's total performance over a specific period of time. This total return assumes and is reduced by the payment of the maximum sales load. The Small Capitalization Fund's cumulative total return is representative of only two months of fund activity since the Fund's effective date.
YIELD

The yields for the seven-day period ended April 30, 1995 for U.S. Treasury Money Market Fund and the Class A Shares of Prime Money Market Fund were 5.35% and 5.74%, respectively.
The Bond Fund's yield for the thirty-day period ended April 30, 1995 was 6.47%. The Stock Fund's yield for the thirty-day period ended April 30, 1995 was 1.47%. The Small Capitalization Fund's yield for the thirty- day period ended April 30, 1995 was 0.70%.
U.S. Treasury Money Market Fund and Prime Money Market Fund calculate yield daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:
   o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;
   o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and
   o multiplying the base period return by 365/7.



The yield for Bond Fund, Stock Fund, and Small Capitalization Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi- annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund, the performance will be reduced for those shareholders paying those fees. EFFECTIVE YIELD

The effective yields for the seven-day period ended April 30, 1995 for U.S. Treasury Money Market Fund and the Class A Shares of Prime Money Market Fund were 5.49% and 5.90%, respectively.
The effective yield of U.S. Treasury Money Market Fund and Prime Money Market Fund is computed by compounding the unannualized base period return by:
   adding 1 to the base period return;
   raising the sum to the 365/7th power; and
   subtracting 1 from the result.
PERFORMANCE COMPARISONS

Each Fund's performance depends upon such variables as:
   o portfolio quality;
   o average portfolio maturity;



   o type of instruments in which the portfolio is invested;
   o changes in interest rates on money market instruments in the case of U.S. Treasury Money Market Fund and Prime Money Market Fund, or changes in interest rates and market value of portfolio securities in the case of Bond Fund, Stock Fund and Small Capitalization Fund;
   o changes in each Fund's expenses; and
   o the relative amount of each Fund's cash flow.
Investors may use financial publications and/or indices to obtain a more complete view of the Funds' performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:
U.S. TREASURY MONEY MARKET FUND:
   o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in advertising and sales literature.
   o SALOMON 30-DAY TREASURY BILL INDEX is a weekly quote of the most representative yields for selected securities, issued by the U.S. Treasury, maturing in 30 days.
   o MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature.



PRIME MONEY MARKET FUND:
   o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends, if any. From time to time, the Fund will quote its Lipper ranking in advertising and sales literature.
   o BANK RATE MONITOR NATIONAL INDEX, MIAMI BEACH, FLORIDA, is a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.
   o SALOMON 30-DAY TREASURY BILL INDEX is a weekly quote of the most representative yields for selected securities, issued by the U.S. Treasury, maturing in 30 days.
BOND FUND:
   o LEHMAN BROTHERS GOVERNMENT INDEX is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.
   o LEHMAN BROTHERS GOVERNMENT/CORPORATE (TOTAL) INDEX is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman Brothers, Inc., the index calculates total returns for one month, three month, twelve month and ten year periods and year-to-date.
   o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in advertising and sales literature.
   o LEHMAN BROTHERS AGGREGATE BOND INDEX is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. The Aggregate Bond Index is comprised of the Shearson Lehman Government Bond Index, Corporate Bond Index, Mortgage- Backed Securities Index and the Yankee Bond Index. These indices include: U.S. Treasury obligations, including bonds and notes; U.S. agency obligations, including those of the Federal Farm Credit Bank, Federal Land Bank and the Bank for Co-Operatives; foreign obligations, U.S. investmentgrade corporate debt and mortgage-backed obligations. All corporate debt included in the Aggregate Bond Index has a minimum S&P rating of BBB, a minimum Moody's rating of Baa, or a minimum Fitch rating of BBB.
   o MERRILL LYNCH CORPORATE AND GOVERNMENT INDEX includes issues which must be in the form of publicly placed, nonconvertible, coupon- bearing domestic debt and must carry a term of maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment grade issues (i.e., BBB/Baa or better).
   o MERRILL LYNCH DOMESTIC MASTER INDEX includes issues which must be in the form of publicly placed, nonconvertible, coupon-bearing domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period.
The Domestic Master Index is a broader index than the Merrill Lynch Corporate and Government Index and includes, for example, mortgage related securities. The mortgage market is divided by agency, type of mortgage and coupon and the amount outstanding in each agency/type/coupon subdivision must be no less than $200 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment grade issues (i.e., BBB/Baa or better).
STOCK FUND:
   o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in advertising and sales literature.
   o DOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected blue-chip industrial corporations. The DJIA indicates daily changes in the average price of stock in these corporations. It also reports total sales for this group. Because it represents the top corporations of



     America, the DJIA index is a leading economic indicator for the stock market as a whole.
   o STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies. The Standard & Poor's index assumes reinvestment of all dividends paid by stocks listed on the index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the Standard & Poor's figures.
SMALL CAPITALIZATION FUND:
   o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "index funds" category in advertising and sales literature.
   o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQlisted mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
   o RUSSELL 2000 INDEX--is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization stocks.

Advertisements and other sales literature for the Funds may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time. Advertisements may quote performance information which does not reflect the effect of the sales load of the Bond Fund, Small Capitalization Fund or Stock Fund.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended April 30, 1995, are incorporated herein by reference to the Trust's Annual Report dated April 30, 1995 (File Nos. 33-40428 and 811-6309). A copy of the Annual Report may be obtained without charge by contacting the Trust at the address located on the back cover of the prospectus.


APPENDIX

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATING DEFINITIONS
AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
NR--NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Standard and Poor's may apply a plus (+) or minus (-) to the above rating classifications to show relative standing within the classifications.
MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATING DEFINITIONS
AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as highgrade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NR--Not rated by Moody's.
Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
FITCH INVESTORS SERVICE, INC. CORPORATE BOND RATING DEFINITIONS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "A1+."
A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
NR--NR indicates that Fitch does not rate the specific issue.
PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.
STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATING DEFINITIONS
A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. A- 2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1." MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
   o Leading market positions in well-established industries.
   o High rates of return on funds employed.
   o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
   o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
   o Well-established access to a range of financial markets and assured sources of alternate liquidity.



PRIME-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
FITCH INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS
Plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category:
F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.








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